UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00121
Name of Registrant:	Vanguard Wellington Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: November 30, 2016 – May 31, 2017
Item 1: Reports to Shareholders

Semiannual Report | May 31, 2017

Vanguard Wellington™ Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	6
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended May 31, 2017, Vanguard Wellington Fund returned more than 7%, lagging both its benchmark and the average return of its peers.

• The fund’s stock portfolio returned 10.55%, lagging the 10.81% return of its benchmark, the Standard & Poor’s 500 Index. Industrial, consumer staples, and real estate stocks contributed most to the portfolio’s performance relative to its benchmark. Information technology and financials detracted most from relative performance.

• The fixed income portfolio returned 3.22%, finishing slightly below the 3.27% return of its benchmark, the Bloomberg Barclays U.S. Credit A or Better Bond Index. The portfolio’s short duration and credit spread duration positioning hurt performance as rates fell and spreads tightened. Duration estimates how much a bond’s value fluctuates because of a change in interest rates. Credit spreads are the difference in yields between two bonds of similar maturity but different credit quality.

• Strong corporate bond selection helped offset some of the drag from the portfolio’s structural positioning.

Total Returns: Six Months Ended May 31, 2017

Total
Returns
Vanguard Wellington Fund
Investor Shares	7.67%
Admiral™ Shares	7.73
Wellington Composite Index	8.12
Mixed-Asset Target Allocation Growth Funds Average	8.11

For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellington Fund	0.25%	0.16%	0.92%

The fund expense ratios shown are from the prospectus dated March 24, 2017, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2017, the fund’s annualized expense ratios were 0.25% for Investor Shares and 0.17% for Admiral Shares.
Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end
2016.

Peer group: Mixed-Asset Target Allocation Growth Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

At the end of May, we completed the latest round of expense ratio changes for our U.S.-based funds. The estimated savings for our investors during the six-month period was more than $300 million across our fund lineup—another record for us.1

That’s a remarkable amount, but it’s also business as usual here at Vanguard. After all, we’ve been cutting costs for investors for more than 40 years. Indeed, we’ve become so synonymous with driving down costs that when other investment companies lower their fees, the financial press often refers to it as the “Vanguard effect.”

To be sure, high costs persist in some areas of the industry. But the good news is, our 40-year campaign to lower costs seems to be approaching its mathematical limits, with some fund expenses now near zero not just at Vanguard but at other investment companies as well.

What makes investors successful?

While we’ll continue our drive for cost efficiency, we’ll also keep vigorously promoting our three other linchpin investment principles:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

1 This figure represents cumulative net savings from expense ratio changes for all Vanguard fund share classes announced from December 2016 through May 2017. The estimated savings is the difference between prior and current expense ratios multiplied by average assets under management (AUM). Average AUM is based on averaging one month’s daily average assets over the 12 months of each fund’s fiscal year.

• Discipline. Maintain perspective and long-term discipline.

Today, these tenets are more relevant than ever. They’re essential elements of our Personal Advisor Services recommendations, the model portfolios we develop for financial advisors, and our target-date funds.

We’re convinced that as investors increasingly adopt low-cost portfolios, focusing on goals, balance, and discipline could make the difference between achieving financial objectives and falling short.

Of course, there’s nothing new about our philosophy. And it seems simple enough. But unfortunately, we all have built-in behavioral biases that can make it hard to stick to the plan. We might, for example, allow natural inertia to keep us from rebalancing our portfolios to control risk, or we may become too wedded to an opinion or approach.

Lessons from the last crisis

Although it can be difficult at times to follow proven investing principles, it’s not impossible, even under the most challenging circumstances.

During the financial crisis of 2008–2009, various media outlets asked me whether our investors were pulling out of the

Market Barometer
			Total Returns
		Periods Ended May 31, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.55%	17.48%	15.37%
Russell 2000 Index (Small-caps)	4.33	20.36	14.04
Russell 3000 Index (Broad U.S. market)	10.06	17.69	15.26
FTSE All-World ex US Index (International)	16.80	18.45	8.86

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.52%	1.58%	2.24%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	5.16	1.46	3.31
Citigroup Three-Month U.S. Treasury Bill Index	0.26	0.41	0.12

CPI
Consumer Price Index	1.40%	1.87%	1.27%

market and running for the hills. In actuality, we didn’t see that at Vanguard. Our clients were certainly nervous, and they contacted us more often. But for the most part, they didn’t engage in the excessive, panicked trading that can be so destructive to building wealth. Those who relied on financial advisors who follow our philosophy were wisely counseled to stay the course.

The accompanying chart shows the importance of patience and discipline. Investors who maintained a 60% stock/ 40% bond mix through the bear market were amply rewarded afterward, while those who fled stocks when they hit bottom were left far behind.

It’s not different this time

Today, nearly a decade after the global financial crisis, the world seems very different. Market indexes recently hit a series of all-time highs. With the wind at their backs and the increasing availability of low-cost funds, investors may be tempted to ask, “What could go wrong?” The answer is, “A lot.” Performance chasing and market-timing won’t be any more effective with low-cost funds than they are with high-cost funds.

Reacting to volatility can hurt returns
Investors who kept a balanced portfolio through the 2008–2009 crash were rewarded

Notes: On October 31, 2007, close to the equity market’s peak, the value of a hypothetical 60/40 portfolio is set at 100. Subsequent returns are calculated relative to this starting value of 100. It is assumed that all dividends and income are reinvested in the components of the indexes. The initial allocation for the portfolios was 42% U.S. stocks, 18% international stocks, and 40% U.S. bonds. The rebalanced portfolio is returned to this allocation every month-end. Returns for the U.S. stock allocation are based on the MSCI US Broad Market Index. Returns for the international stock allocation are based on the MSCI All Country World Index ex USA. Returns for the bond allocation are based on the
Bloomberg Barclays U.S. Aggregate Bond Index. Returns for the cash allocation are based on the Citigroup 3-Month U.S. Treasury Bill Index.
Sources: Vanguard, using data provided by Thomson Reuters Datastream.

Whether markets are sunny or stormy, investors need to stick to their investment plans, maintain balanced and diversified portfolios, and think long-term.

We strive to help investors follow the principles that lead to enduring success. I’d like to think that will be the real “Vanguard effect.”

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

Chairman and Chief Executive Officer

June 14, 2017

Advisor’s Report

Vanguard Wellington Fund’s Investor Shares returned 7.67% for the six months ended May 31, 2017. The fund trailed the 8.11% average return of its peers. It also trailed the 8.12% return of its benchmark, the Wellington Composite Index, which is weighted 65% large-capitalization stocks (as measured by the Standard & Poor’s 500 Index) and 35% high-quality corporate bonds (as measured by the Bloomberg Barclays U.S. Credit A or Better Bond Index). The equity and fixed income portfolios both slightly underperformed their respective benchmarks.

Investment environment

Stock markets in the United States lagged those abroad: The S&P 500 Index returned 10.8%, the MSCI World Index returned 13.2%, and the MSCI EAFE Index returned 17.1%. U.S. equities rose steadily for the period, with less volatility than had been expected. The S&P 500 Index posted its sixth consecutive quarter of positive results.

The news continued to paint a promising picture of the U.S. economy, including multiyear lows in unemployment and healthy housing market trends. Stock prices have risen on the market’s anticipation that regulatory pressure will ease and lower corporate taxes could boost earnings. In the United States, large-cap growth stocks outperformed large-cap value stocks, as measured by the Russell 1000 Growth and Russell 1000 Value Indexes. The Federal Reserve, still following its policy of monetary tightening, raised interest rates again in March.

The broad fixed income markets rose during the period, and the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.52% for the six months. The higher-quality credit market performed even better: The Bloomberg Barclays U.S. Credit A or Better Bond Index returned 3.27%. The yield on the 10-year U.S. Treasury note fell, beginning the period at 2.45% and ending at 2.21%.

Our successes

In the stock portfolio, security selection in the industrial and energy sectors contributed to relative results. Within industrials, our position in CSX helped, as did our avoidance of poorly performing benchmark constituent General Electric. In energy, our lack of benchmark constituent Schlumberger boosted performance. AstraZeneca, Unilever, and NextEra Energy were among the top relative contributors.

Shares of rail company CSX rose following Hunter Harrison’s appointment as the new CEO of the company. Harrison has a strong track record of improving profitability by cutting costs and streamlining operations, and investors appeared optimistic that he can do the same for CSX. The company has underperformed peers in recent years, and the new leadership should help improve operational efficiency and earnings.

In the fixed income portfolio, security selection within investment-grade corporates, particularly among industrial and financial issuers, helped results. Our holdings in the banking, consumer noncyclical, communications, and consumer cyclical subsectors were notable contributors to relative performance. Our underweight to noncorporate credit, particularly supranational issuers, also aided performance.

Our shortfalls

In the stock portfolio, our selection was weakest in information technology, consumer discretionary, and telecommunication services. In terms of sector allocation, our underweight to information technology—especially benchmark constituent Apple—detracted from relative results. Apple’s stock price soared over the period, pushed up by the market’s anticipation of the launch of the iPhone 8 and a sector-wide recovery that has broadly supported Apple shares. Although we owned Apple because of its attractive valuation, our concerns about increasing competition over the very long term led us to remain underweight in the stock. We have trimmed our position now that valuation is less attractive.

In consumer discretionary, our lack of benchmark constituent Amazon.com and our position in L Brands hurt performance the most. Amazon shares surged on strong performance and rising expectations for both the company’s international expansion and its cloud business. Amazon is a strong business but does not fit our investment approach, as it lacks both yield and attractive valuation. L Brands, parent company of Bath & Body Works and Victoria’s Secret, declined on disappointing earnings results linked to challenges in Bath & Body Works and the intimate apparel subsector. The company’s inability to make forward progress in international expansion has been a disappointment; however, we continue to hold the name because of its valuation, yield, and international growth potential.

On the fixed income side, the portfolio’s credit spread duration and yield curve/ duration positioning detracted. The fund was underweight corporates relative to the all-credit benchmark as spreads tightened over the period. Our overweight to agency mortgage pass-throughs hurt relative performance. Within corporates, our security selection among utilities issuers also hindered performance.

The fund’s positioning

The fourth quarter of 2016 saw the change in the U.S. administration boost value stocks; the first five months of 2017, in contrast, reflected a shift back to growth-oriented equities. In the equity portfolio, we are typically underexposed to high-growth, non-yielding securities, which outperformed during the six-month period.

Disruption from technology has had far-reaching effects, touching autos, energy, distributors, media, consumer brands, and apparel. Within these sectors, price transparency has created headwinds for formerly cash-flow-heavy companies. For example, many businesses, such as distributors—which benefited from having an efficient and convenient platform to deliver products—now find it difficult to market high-margin products and maintain pricing power. Against this backdrop, we are positioning the portfolio to benefit from disruption by investing in companies that stand to benefit from disruption in their sector (Siemens and ABB, for example).

We are also looking for opportunities to take advantage of economic growth outside the United States.

In the equity portfolio, our largest overweights at the end of the period were in the financial, energy, and health care sectors, while our largest underweights were in the information technology, consumer discretionary, and real estate sectors. As always, these allocations are determined by a bottom-up analysis and are largely attributable to companies’ valuations.

We believe financial stocks remain undervalued, given their modest price-to-book ratios. The low equity returns of recent years have pushed down valuations in this sector, but banks continue to work aggressively to improve returns.

Energy equities have underperformed in the early part of this year. We still believe that supply and demand will normalize this sector. This has taken longer to occur than we expected, however, because the industry added back capacity too quickly after OPEC agreed to production cuts. We have chosen to invest in companies with longer-dated projects and assets. We believe that the more disciplined companies will benefit as the current oversupply abates, and that prices will rise in the medium to long term. We maintain high conviction in our overweight allocation to energy.

Over the last six months we have added new positions in Unilever, eBay, QUALCOMM, and ConocoPhillips. We eliminated our positions in EOG Resources, U.S. Bancorp, Coca-Cola, and Colgate-Palmolive.

With equity market performance as strong as it’s been since 2008–2009, it is not surprising that there are few areas in which valuations are attractive. Looking ahead, we expect to see solid growth; wages are beginning to improve, interest rates are rising, and the consumer appears healthy. Investors are concerned President Trump’s unpopularity will make adoption of market-friendly policies, such as tax reform and increased infrastructure spending, more challenging. Still, we believe Congress will feel compelled to accomplish some measure of reform in order to retain credibility leading up to midterm elections.

We continue to rely on our process and philosophy as we construct the portfolio and adjust our positioning. We remain focused on the significance of dividends, positive capital stewardship, and franchise value. We believe we have a solid portfolio of undervalued market leaders, companies in industries with improving supply/demand trends, and strong companies that are temporarily out of favor.

On the fixed income side, we are a bit surprised by the stability of longer-term interest rates in the face of higher short-term rates, the well-advertised plans by the Fed to reduce its holdings of Treasuries and mortgage securities, and the prospects of a debt-financed fiscal package intended to further stimulate growth. Offsetting these pressures, inflation remains persistently lower than most forecasts.

We remain biased toward higher short-term interest rates, given the strengthening labor markets and early signs of rising wage pressures. Aware of these powerful forces, we choose to limit our interest rate risk relative to the benchmark and to focus our higher-rate bias at the short end of the yield curve, where the Fed has the greatest influence on yield levels.

Despite the prolonged economic cycle and persistently good earnings from the corporate sector, we are viewing the credit cycle as mature, with most of the narrowing of spreads (corporate compared to Treasury) behind us. While we do not see any immediate catalyst for spreads to widen, we have begun to shift our credit risk posture lower.

We remain uninterested in the mortgage-backed-securities sector as these securities will be sold from the Fed’s portfolio, but we are finding securities in the asset-backed-securities sector that are good surrogates for short-maturity corporate bonds.

We anticipate increased volatility as much geopolitical uncertainty remains and the uncertainty over the fate of the Trump administration policies continues to be high, offering opportunities for surprise. In this context, we are focused on identifying solid company-specific investment catalysts and mispriced individual securities, rather than investing based on broad themes.

Predicting rates has been a challenge given the influence of global macro factors, and so we have been biased toward moving the portfolio to a more neutral duration posture. While we favor being short-duration, we are limiting our duration strategies to a narrow band because of the uncertainties facing the market. We anticipate a flatter yield curve, and our expectations for inflation, the primary driver of long-term interest rates, remain subdued.

We continue to be disciplined in our application of our investment process, which allows us to create a balanced portfolio that we believe should perform well in a variety of environments. We remain focused on long-term, low-turnover investing—features that we believe have served the fund’s shareholders well over time.

Edward P. Bousa, CFA, Senior Managing Director
and Equity Portfolio Manager

John C. Keogh, Senior Managing Director
and Fixed Income Portfolio Manager

Loren L. Moran, CFA, Managing Director
and Fixed Income Portfolio Manager

Michael E. Stack, CFA, Senior Managing Director
and Fixed Income Portfolio Manager

Wellington Management Company llp

June 19, 2017

Wellington Fund

Fund Profile
As of May 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWELX	VWENX
Expense Ratio[1]	0.25%	0.16%
30-Day SEC Yield	2.36%	2.44%

Equity and Portfolio Characteristics
			DJ
			U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Number of Stocks	102	505	3,770
Median Market Cap	$88.9B	$87.6B	$60.0B
Price/Earnings Ratio	21.3x	24.1x	27.5x
Price/Book Ratio	2.3x	3.0x	2.8x
Return on Equity	19.3%	24.3%	17.0%
Earnings Growth
Rate	4.9%	7.9%	9.9%
Dividend Yield	2.5%	1.9%	1.8%
Foreign Holdings	11.1%	0.0%	0.0%
Turnover Rate
(Annualized)	34%	—	—
Short-Term
Reserves	3.8%	—	—

Fixed Income Characteristics

		Bloomberg	Bloomberg
		Barclays	Barclays
		Credit A or	Aggregate
		Better	Bond
	Fund	Index	Index

Number of Bonds	861	3,088	9,295

Yield to Maturity
(before expenses)	2.7%	2.7%	2.5%

Average Coupon	3.5%	3.4%	3.1%

Average Duration	6.6 years	6.9 years	6.0 years

Average Effective
Maturity	9.6 years	9.7 years	8.1 years

Total Fund Volatility Measures
		DJ
	Wellington	U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.97	0.94
Beta	1.00	0.64
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
Microsoft Corp.	Systems Software	3.4%
Comcast Corp.	Cable & Satellite	2.9
Alphabet Inc.	Internet Software &
	Services	2.8
JPMorgan Chase & Co.	Diversified Banks	2.6
Chevron Corp.	Integrated Oil & Gas	2.6
Intel Corp.	Semiconductors	2.5
Bank of America Corp.	Diversified Banks	2.5
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	2.4
Chubb Ltd.	Property & Casualty
	Insurance	2.4
Merck & Co. Inc.	Pharmaceuticals	2.1
Top Ten		26.2%
Top Ten as % of Total Net Assets		16.8%
The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated March 24, 2017, and represent estimated costs for the current fiscal year. For the six months ended May 31, 2017, the annualized expense ratios were 0.25% for Investor Shares and 0.17% for Admiral Shares.

Wellington Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index FA Index
Consumer
Discretionary	6.5%	12.5%	12.8%
Consumer Staples	8.0	9.4	8.4
Energy	9.2	6.0	5.6
Financials	23.3	13.7	14.3
Health Care	16.0	13.9	13.4
Industrials	11.5	10.1	10.7
Information
Technology	15.8	23.2	22.2
Materials	2.7	2.8	3.3
Real Estate	1.3	2.9	4.0
Telecommunication
Services	1.6	2.2	2.0
Utilities	4.1	3.3	3.3

Sector Diversification (% of fixed income portfolio)
Asset-Backed	3.7%
Commercial Mortgage-Backed	0.5
Finance	26.1
Foreign	5.4
Industrial	34.4
Treasury/Agency	17.2
Utilities	6.6
Other	6.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Distribution by Credit Quality (% of fixed
income portfolio)
U.S. Government	17.5%
Aaa	6.1
Aa	14.6
A	43.6
Baa	18.2

Credit-quality ratings are obtained from Barclays and are from
Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in
Vanguard Market Liquidity Fund or Vanguard Municipal Cash
Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2006, Through May 31, 2017

For a benchmark description, see the Glossary.
Note: For 2017, performance data reflect the six months ended May 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1929	12.67%	9.58%	3.08%	4.05%	7.13%
Admiral Shares	5/14/2001	12.76	9.67	3.18	4.05	7.23

See Financial Highlights for dividend and capital gains information.

Wellington Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of May 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Comcast Corp. Class A	44,367,572	1,849,684	1.9%
Ford Motor Co.	55,967,740	622,361	0.6%
Consumer Discretionary—Other †		1,702,823	1.7%
		4,174,868	4.2%
Consumer Staples
PepsiCo Inc.	8,111,080	947,942	0.9%
Unilever NV	16,418,775	935,294	0.9%
Philip Morris International Inc.	5,938,890	711,479	0.7%
Walgreens Boots Alliance Inc.	8,286,890	671,404	0.7%
Diageo plc	18,503,396	556,192	0.6%
Consumer Staples—Other †		1,357,528	1.4%
		5,179,839	5.2%
Energy
Chevron Corp.	16,071,775	1,663,107	1.7%
TOTAL SA	17,575,369	928,477	0.9%
Exxon Mobil Corp.	10,549,370	849,224	0.9%
Energy—Other †		2,518,975	2.5%
		5,959,783	6.0%
Financials
JPMorgan Chase & Co.	20,544,786	1,687,754	1.7%
Bank of America Corp.	72,233,803	1,618,759	1.6%
Chubb Ltd.	10,739,480	1,537,786	1.5%
Prudential Financial Inc.	12,632,940	1,324,564	1.3%
Wells Fargo & Co.	23,611,329	1,207,483	1.2%
PNC Financial Services Group Inc.	9,088,945	1,078,858	1.1%
Marsh & McLennan Cos. Inc.	9,031,920	700,516	0.7%
BlackRock Inc.	1,432,886	586,394	0.6%
Northern Trust Corp.	6,491,104	567,582	0.6%

Wellington Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Mitsubishi UFJ Financial Group Inc.	89,847,800	557,533	0.5%
Goldman Sachs Group Inc.	2,439,985	515,471	0.5%
Financials—Other †		3,661,310	3.7%
		15,044,010	15.0%
Health Care
Merck & Co. Inc.	20,970,157	1,365,367	1.4%
Bristol-Myers Squibb Co.	22,942,625	1,237,754	1.2%
^ AstraZeneca plc ADR	33,672,226	1,157,988	1.2%
Johnson & Johnson	7,795,651	999,792	1.0%
Medtronic plc	10,495,195	884,535	0.9%
Pfizer Inc.	25,072,795	818,627	0.8%
Eli Lilly & Co.	8,293,955	659,950	0.7%
UnitedHealth Group Inc.	3,686,665	645,830	0.6%
Novartis AG	7,812,592	639,345	0.6%
Cardinal Health Inc.	8,389,300	623,241	0.6%
Health Care—Other †		1,316,296	1.3%
		10,348,725	10.3%
Industrials
United Parcel Service Inc. Class B	10,713,350	1,135,294	1.1%
Honeywell International Inc.	5,813,105	773,085	0.8%
Lockheed Martin Corp.	2,492,630	700,753	0.7%
Canadian National Railway Co.	8,000,941	619,513	0.6%
Caterpillar Inc.	5,673,111	598,116	0.6%
Industrials—Other †		3,588,092	3.6%
		7,414,853	7.4%
Information Technology
Microsoft Corp.	30,995,154	2,164,701	2.2%
* Alphabet Inc. Class A	1,863,102	1,839,049	1.8%
Intel Corp.	44,937,690	1,622,700	1.6%
Apple Inc.	10,145,535	1,549,832	1.6%
Accenture plc Class A	6,003,990	747,317	0.7%
Cisco Systems Inc.	22,651,177	714,192	0.7%
Information Technology—Other †		1,569,169	1.6%
		10,206,960	10.2%
Materials
Dow Chemical Co.	10,656,830	660,297	0.7%
Materials—Other †		1,052,195	1.0%
		1,712,492	1.7%
Real Estate
American Tower Corporation	5,560,757	729,516	0.7%
Real Estate—Other †		110,847	0.1%
		840,363	0.8%
Telecommunication Services
Verizon Communications Inc.	21,384,050	997,352	1.0%

Utilities
NextEra Energy Inc.	8,700,890	1,230,654	1.2%
Dominion Energy Inc.	10,909,030	881,122	0.9%
Utilities—Other †		547,766	0.6%
		2,659,542	2.7%
Total Common Stocks (Cost $42,056,311)		64,538,787	64.5%

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
1	United States Treasury Note/Bond 1.750%		9/30/19	950,000	959,206	1.0%
1	United States Treasury Note/Bond 1.375%		9/30/18	747,350	748,867	0.7%
	United States Treasury Note/Bond	1.000%	9/15/17	552,580	552,580	0.5%
1,†† United States Treasury
	Note/Bond	0.625%–3.375%	6/30/17–2/15/47	3,185,651	3,161,596	3.2%
					5,422,249	5.4%

Conventional Mortgage-Backed Securities †					258,686	0.2%

Nonconventional Mortgage-Backed Securities †					151,802	0.2%
Total U.S. Government and Agency Obligations (Cost $5,744,075)					5,832,737	5.8%
[2]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,169,045) †					1,172,371	1.2%
Corporate Bonds
Finance
	Banking
	Bank of America Corp.	3.300%–6.875%	8/28/17–4/1/44	330,688	348,793	0.4%
	Bear Stearns Cos. LLC	6.400%–7.250%	10/2/17–2/1/18	25,150	25,890	0.0%
	Goldman Sachs Group Inc.	2.375%–6.750%	1/18/18–10/21/45	505,100	562,021	0.6%
	JPMorgan Chase & Co.	3.250%–6.300%	1/15/18–6/1/45	496,021	543,138	0.5%
	National City Corp.	6.875%	5/15/19	13,950	15,223	0.0%
	PNC Bank NA	3.300%–4.875%	9/21/17–11/1/25	84,845	87,063	0.1%
	PNC Financial Services
	Group Inc.	3.900%	4/29/24	41,565	43,541	0.0%
	Wells Fargo & Co.	2.150%–5.625%	12/11/17–12/7/46	598,257	622,276	0.6%
2	Banking—Other †				4,076,959	4.1%
	Brokerage †				32,438	0.0%
	Finance Companies †				372,924	0.4%
	Insurance
	ACE Capital Trust II	9.700%	4/1/30	20,000	30,075	0.0%
	Chubb Corp.	6.000%	5/11/37	50,000	64,395	0.1%
	Chubb INA Holdings Inc.	2.300%–5.800%	3/15/18–11/3/45	98,870	103,642	0.1%
2	Five Corners Funding Trust	4.419%	11/15/23	5,935	6,388	0.0%
	Prudential Financial Inc.	2.300%–4.500%	8/15/18–11/15/20	48,910	50,853	0.1%
2	Insurance—Other †				1,089,514	1.0%
2	Other Finance †				24,764	0.0%
2	Real Estate Investment Trusts †				146,554	0.2%
					8,246,451	8.2%
Industrial
	Basic Industry †				40,801	0.0%
2	Capital Goods †				853,888	0.9%
	Communication
	Comcast Corp.	2.350%–6.500%	2/1/24–8/15/45	338,341	360,233	0.4%
2	NBCUniversal Enterprise
	Inc.	1.974%	4/15/19	100,115	100,579	0.1%
	NBCUniversal Media LLC	2.875%–4.375%	4/1/21–1/15/23	33,660	35,851	0.0%
2	Verizon Communications
	Inc.	3.500%–5.012%	9/15/20–4/15/49	256,734	263,834	0.3%
2	Communication—Other †				802,635	0.8%
2	Consumer Cyclical †				1,431,288	1.4%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Consumer Noncyclical
AstraZeneca plc	1.950%–6.450%	9/18/19–11/16/45	110,170	120,171	0.1%
Medtronic Inc.	1.375%–4.375%	4/1/18–3/15/35	216,264	224,069	0.2%
Merck & Co. Inc.	2.350%–6.550%	2/10/22–5/18/43	164,715	171,159	0.2%
PepsiCo Inc.	2.750%–4.000%	3/1/23–3/5/42	81,191	82,367	0.1%
The Pepsi Bottling Group Inc.	7.000%	3/1/29	10,000	13,684	0.0%
Unilever Capital Corp.	4.250%	2/10/21	95,235	102,233	0.1%
Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	36,091	0.1%
2 Consumer Noncyclical—Other †				2,821,282	2.8%
Energy
Chevron Corp.	3.191%	6/24/23	49,470	51,116	0.1%
Dominion Gas Holdings LLC	3.550%	11/1/23	21,445	22,125	0.0%
Exxon Mobil Corp.	2.222%–4.114%	3/1/21–3/1/46	46,250	47,230	0.1%
Total Capital International SA 1.550%–3.750%		6/28/17–4/10/24	122,425	125,283	0.1%
Total Capital SA	2.125%	8/10/18	42,000	42,208	0.0%
2 Energy—Other †				1,279,164	1.3%
Other Industrial †				28,566	0.0%
Technology
Apple Inc.	2.450%–4.450%	5/6/21–8/4/46	386,647	391,222	0.4%
Intel Corp.	2.875%–4.100%	5/11/24–5/19/46	81,000	82,370	0.1%
Microsoft Corp.	2.375%–4.450%	2/12/22–2/6/47	498,005	505,305	0.5%
2 Technology—Other †				459,024	0.4%
Transportation
United Parcel Service Inc.	2.450%–4.875%	10/1/22–11/15/40	32,765	35,404	0.1%
2 Transportation—Other †				334,822	0.3%
				10,864,004	10.9%
Utilities
Electric
Dominion Energy Inc.	2.579%–5.200%	7/1/19–7/1/20	61,115	62,864	0.1%
Dominion Resources Inc.	3.625%	12/1/24	29,400	30,092	0.0%
Florida Power & Light Co.	4.950%–5.950%	2/1/35–2/1/38	104,215	129,804	0.1%
NextEra Energy Capital
Holdings Inc.	3.550%	5/1/27	32,275	32,738	0.0%
Virginia Electric & Power Co.	2.750%–6.000%	3/15/23–5/15/37	52,305	53,704	0.1%
2 Electric—Other †				1,705,122	1.7%
2 Natural Gas †				80,101	0.1%
				2,094,425	2.1%
Total Corporate Bonds (Cost $20,136,530)				21,204,880	21.2%
[2]Sovereign Bonds (Cost $1,676,723) †				1,711,773	1.7%
Taxable Municipal Bonds (Cost $1,693,019) †				1,937,085	1.9%

Wellington Fund

				Market	Percentage
				Value•	of Net
	Coupon		Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[3,4] Vanguard Market Liquidity Fund	1.040%		5,835	583,650	0.6%

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreements
Bank of America Securities, LLC
(Dated 5/31/17, Repurchase
Value $36,401,000 collateralized
by Federal Farm Credit Bank
1.740%-3.820%, 11/25/20-3/20/37,
Federal Home Loan Bank
2.700%-3.470%, 3/14/31-9/8/36,
with a value of $37,128,000)	0.810%	6/1/17	36,400	36,400	0.0%
Citigroup Global Markets Inc.
(Dated 5/31/17, Repurchase
Value $271,306,000 collateralized
by U.S. Treasury Note/Bond
0.750%-3.125%, 9/30/18-5/15/21,
with a value of $276,726,000)	0.790%	6/1/17	271,300	271,300	0.3%
Deutsche Bank Securities, Inc.
(Dated 5/31/17, Repurchase Value
$37,101,000 collateralized by U.S.
Treasury Note/Bond 1.375%,
12/31/18, with a value of
$37,842,000)	0.810%	6/1/17	37,100	37,100	0.0%
HSBC Bank USA (Dated 5/31/17,
Repurchase Value $75,002,000
collateralized by U.S. Treasury
Note/Bond 1.625%, 3/31/19,
with a value of $76,503,000)	0.770%	6/1/17	75,000	75,000	0.1%
HSBC Bank USA (Dated 5/31/17,
Repurchase Value $19,100,000
collateralized by Federal National
Mortgage Assn. 4.000%, 5/1/47,
with a value of $19,488,000)	0.780%	6/1/17	19,100	19,100	0.0%
RBC Capital Markets LLC
(Dated 5/31/17, Repurchase Value
$213,205,000 collateralized by
Federal Home Loan Mortgage
Corp. 2.459%-3.494%,
4/1/41-2/1/47, Federal National
Mortgage Assn. 2.243%-6.000%,
4/1/22-5/1/47, Government National
Mortgage Assn. 4.000%,
4/20/47, with a value of
$217,464,000)	0.790%	6/1/17	213,200	213,200	0.2%

Wellington Fund

Face	Market	Percentage
Maturity	Amount	Value•	of Net
Coupon	Date	($000)	($000)	Assets
TD Securities (USA) LLC
(Dated 5/31/17, Repurchase Value
$446,710,000 collateralized by
Federal National Mortgage Assn.
2.500%-4.500%, 11/1/25-5/1/46,
U.S. Treasury Note/Bond
1.500%-2.875%, 10/31/19-5/15/43,
with a value of $455,634,000)	0.790%	6/1/17	446,700	446,700	0.4%
Wells Fargo & Co. (Dated 5/31/17,
Repurchase Value $150,003,000
collateralized by Federal Home
Loan Mortgage Corp. 3.500%,
2/1/47, Federal National Mortgage
Assn. 3.500%, 2/1/47, with a
value of $153,000,000)	0.820%	6/1/17	150,000	150,000	0.2%
1,248,800	1.2%

U.S. Government and Agency Obligations †	99,958	0.1%

Commercial Paper
5	Apple Inc.	0.821%	6/16/17	145,588	145,534	0.1%
Exxon Mobil Corp.	0.831%	6/2/17	114,000	113,994	0.1%
5	PepsiCo Inc.	0.810%	6/9/17–6/16/17	180,000	179,933	0.2%
Commercial Paper—Other †	1,469,227	1.5%
1,908,688	1.9%
Total Temporary Cash Investments (Cost $3,841,158)	3,841,096	3.8%
Total Investments (Cost $76,316,861)	100,238,729	100.1%
Conventional Mortgage-Backed Securities – Sale Commitments
[6,7] Freddie Mac Gold Pool	3.000%	6/1/47	(249,200)	(250,212)	(0.2%)
Total Conventional Mortgage-Backed Securities –
Sale Commitments (Proceeds $247,448)	(250,212)	(0.2%)

Amount
($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard	6,662
Receivables for Investment Securities Sold	634,449
Receivables for Accrued Income	470,792
Receivables for Capital Shares Issued	25,542
Other Assets[8]	45,650
Total Other Assets	1,183,095	1.2%
Liabilities
Payables for Investment Securities Purchased	(260,895)
Payables to Investment Advisor	(16,831)
Collateral for Securities on Loan	(583,515)
Payables for Capital Shares Redeemed	(110,125)
Payables to Vanguard	(121,729)
Other Liabilities	(6,913)
Total Liabilities	(1,100,008)	(1.1%)
Net Assets	100,071,604	100.0%

Wellington Fund

At May 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	73,719,454
Undistributed Net Investment Income	479,318
Accumulated Net Realized Gains	1,958,018
Unrealized Appreciation (Depreciation)
Investment Securities	23,921,868
Sale Commitments	(2,764)
Futures Contracts	(248)
Forward Currency Contracts	(4,651)
Foreign Currencies	609
Net Assets	100,071,604

Investor Shares—Net Assets
Applicable to 475,593,019 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	19,472,291
Net Asset Value Per Share—Investor Shares	$40.94

Admiral Shares—Net Assets
Applicable to 1,139,803,873 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	80,599,313
Net Asset Value Per Share—Admiral Shares	$70.71

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $557,568,000.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
Securities with a value of $2,272,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
1 Securities with a value of $4,729,000 have been segregated as collateral for open forward currency contracts.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2017, the aggregate value of these securities was $4,549,665,000, representing 4.5% of net assets.
3 Includes $583,515,000 of collateral received for securities on loan.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At May 31, 2017, the aggregate value of these securities was $1,344,902,000, representing 1.3% of net assets.
6 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
7 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
8 Cash of $2,767,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Operations

Six Months Ended
May 31, 2017
($000)
Investment Income
Income
Dividends[1]	898,950
Interest	515,260
Securities Lending—Net	3,946
Total Income	1,418,156
Expenses
Investment Advisory Fees—Note B
Basic Fee	37,548
Performance Adjustment	(3,703)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	15,186
Management and Administrative—Admiral Shares	35,788
Marketing and Distribution—Investor Shares	1,484
Marketing and Distribution—Admiral Shares	2,214
Custodian Fees	500
Shareholders’ Reports—Investor Shares	526
Shareholders’ Reports—Admiral Shares	332
Trustees’ Fees and Expenses	66
Total Expenses	89,941
Net Investment Income	1,328,215
Realized Net Gain (Loss)
Investment Securities Sold[2]	2,051,492
Futures Contracts	(11,950)
Foreign Currencies and Forward Currency Contracts	4,416
Realized Net Gain (Loss)	2,043,958
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,842,026
Sale Commitments	(2,764)
Futures Contracts	782
Foreign Currencies and Forward Currency Contracts	(21,395)
Change in Unrealized Appreciation (Depreciation)	3,818,649
Net Increase (Decrease) in Net Assets Resulting from Operations	7,190,822

1 Dividends are net of foreign withholding taxes of $27,365,000.
2 Realized net gain (loss) from an affiliated company of the fund was $9,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,328,215	2,448,099
Realized Net Gain (Loss)	2,043,958	1,841,458
Change in Unrealized Appreciation (Depreciation)	3,818,649	1,994,762
Net Increase (Decrease) in Net Assets Resulting from Operations	7,190,822	6,284,319
Distributions
Net Investment Income
Investor Shares	(245,401)	(511,759)
Admiral Shares	(1,011,589)	(1,912,446)
Realized Capital Gain[1]
Investor Shares	(354,942)	(703,940)
Admiral Shares	(1,391,895)	(2,449,802)
Total Distributions	(3,003,827)	(5,577,947)
Capital Share Transactions
Investor Shares	(324,163)	(985,833)
Admiral Shares	3,245,321	4,498,517
Net Increase (Decrease) from Capital Share Transactions	2,921,158	3,512,684
Total Increase (Decrease)	7,108,153	4,219,056
Net Assets
Beginning of Period	92,963,451	88,744,395
End of Period[2]	100,071,604	92,963,451

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $175,633,000 and $145,313,000 respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $479,318,000 and $407,699,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$39.23	$39.00	$41.02	$39.17	$34.29	$31.08
Investment Operations
Net Investment Income	.534	1.017	1.004	1.000	.955	.959
Net Realized and Unrealized Gain (Loss)
on Investments	2.422	1.616	(.527)	3.370	5.324	3.201
Total from Investment Operations	2.956	2.633	.477	4.370	6.279	4.160
Distributions
Dividends from Net Investment Income	(. 510)	(1.014)	(. 995)	(. 982)	(. 958)	(. 950)
Distributions from Realized Capital Gains	(.736)	(1.389)	(1.502)	(1.538)	(.441)	—
Total Distributions	(1.246)	(2.403)	(2.497)	(2.520)	(1.399)	(.950)
Net Asset Value, End of Period	$40.94	$39.23	$39.00	$41.02	$39.17	$34.29

Total Return[1]	7.67%	7.18%	1.22%	11.72%	18.85%	13.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,472	$18,967	$19,850	$25,199	$26,978	$26,716
Ratio of Total Expenses to
Average Net Assets[2]	0.25%	0.25%	0.26%	0.26%	0.26%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.67%	2.68%	2.55%	2.54%	2.61%	2.91%
Portfolio Turnover Rate [3]	34%	31%	39%	71%	35%	31%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.00%, 0.00%, 0.00%, and (0.02%).

3 Includes 6%, 6%, 10%, 14%, 5%, and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$67.75	$67.36	$70.85	$67.65	$59.24	$53.68
Investment Operations
Net Investment Income	.950	1.812	1.790	1.781	1.700	1.703
Net Realized and Unrealized Gain (Loss)
on Investments	4.190	2.784	(.910)	5.825	9.175	5.544
Total from Investment Operations	5.140	4.596	.880	7.606	10.875	7.247
Distributions
Dividends from Net Investment Income	(.909)	(1.807)	(1.776)	(1.750)	(1.703)	(1.687)
Distributions from Realized Capital Gains (1.271)		(2.399)	(2.594)	(2.656)	(.762)	—
Total Distributions	(2.180)	(4.206)	(4.370)	(4.406)	(2.465)	(1.687)
Net Asset Value, End of Period	$70.71	$67.75	$67.36	$70.85	$67.65	$59.24

Total Return[1]	7.73%	7.26%	1.31%	11.82%	18.91%	13.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$80,599	$73,996	$68,894	$64,341	$52,311	$37,649
Ratio of Total Expenses to
Average Net Assets[2]	0.17%	0.16%	0.18%	0.18%	0.18%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.75%	2.77%	2.63%	2.62%	2.69%	2.99%
Portfolio Turnover Rate [3]	34%	31%	39%	71%	35%	31%

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.00%, 0.00%, 0.00%, and (0.02%).
3 Includes 6%, 6%, 10%, 14%, 5%, and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and

Wellington Fund

clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended May 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended May 31, 2017, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term

Wellington Fund

investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future.

The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

7. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2013–2016), and for the period ended May 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Wellington Fund

10. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

11. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at May 31, 2017, or at any time during the period then ended.

12. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the combined index comprising the S&P

Wellington Fund

500 Index and the Bloomberg Barclays U.S. Credit A or Better Bond Index for the preceding three years. For the six months ended May 31, 2017, the investment advisory fee represented an effective annual basic rate of 0.08% of the fund’s average net assets before a decrease of $3,703,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At May 31, 2017, the fund had contributed to Vanguard capital in the amount of $6,662,000, representing 0.01% of the fund’s net assets and 2.66% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of May 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	56,799,391	7,739,396	—
U.S. Government and Agency Obligations	—	5,832,737	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,172,371	—
Corporate Bonds	—	21,204,880	—
Sovereign Bonds	—	1,711,773	—
Taxable Municipal Bonds	—	1,937,085	—
Temporary Cash Investments	583,650	3,257,446	—
Conventional Mortgage-Backed Securities—
Sale Commitments	—	(250,212)	—
Futures Contracts—Assets[1]	670	—	—
Futures Contracts—Liabilities[1]	(326)	—	—
Forward Currency Contracts—Liabilities	—	(4,651)	—
Total	57,383,385	42,600,825	—

1 Represents variation margin on the last day of the reporting period.

Wellington Fund

E. At May 31, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	670	—	670
Other Liabilities	(326)	(4,651)	(4,977)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended May 31, 2017, were:

Interest Rate		Currency
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(11,950)	—	(11,950)
Forward Currency Contracts	—	3,126	3,126
Realized Net Gain (Loss) on Derivatives	(11,950)	3,126	(8,824)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	782	—	782
Forward Currency Contracts	—	(22,508)	(22,508)
Change in Unrealized Appreciation (Depreciation) on Derivatives	782	(22,508)	(21,726)

At May 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	September 2017	(6,119)	(723,954)	(1,298)
2-Year U.S. Treasury Note	September 2017	(2,493)	(539,696)	(43)
10-Year U.S. Treasury Note	September 2017	4,060	512,765	1,093
				(248)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Wellington Fund

At May 31, 2017, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Citibank, N.A.	8/28/17	USD	79,640	JPY	8,850,000	(603)
Goldman Sachs International	8/21/17	USD	80,104	JPY	8,900,000	(565)
J.P. Morgan Securities LLC	8/7/17	USD	78,871	JPY	8,900,000	(1,741)
J.P. Morgan Securities LLC	8/14/17	USD	78,899	JPY	8,900,000	(1,742)
						(4,651)

JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended May 31, 2017, the fund realized net foreign currency gains of $394,000, (including the foreign currency component on sales of foreign currency denominated bonds), which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At May 31, 2017, the cost of long security positions for tax purposes was $76,385,553,000. Net unrealized appreciation of long security positions for tax purposes was $23,853,176,000, consisting of unrealized gains of $24,416,671,000 on securities that had risen in value since their purchase and $563,495,000 in unrealized losses on securities that had fallen in value since their purchase. Tax basis net unrealized depreciation on sale commitments was $2,764,000, consisting entirely of unrealized losses on sale commitments that had risen in value since their sale.

G. During the six months ended May 31, 2017, the fund purchased $10,424,856,000 of investment securities and sold $10,794,782,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $5,339,283,000 and $5,289,371,000, respectively.

Wellington Fund

H. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
		May 31, 2017	November 30, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,254,966	31,381	1,845,683	48,907
Issued in Lieu of Cash Distributions	576,493	14,627	1,169,972	31,435
Redeemed	(2,155,622)	(53,953)	(4,001,488)	(105,836)
Net Increase (Decrease)—Investor Shares	(324,163)	(7,945)	(985,833)	(25,494)
Admiral Shares
Issued	4,660,257	67,530	7,081,561	108,533
Issued in Lieu of Cash Distributions	2,259,362	33,191	4,109,992	63,923
Redeemed	(3,674,298)	(53,155)	(6,693,036)	(103,049)
Net Increase (Decrease)—Admiral Shares	3,245,321	47,566	4,498,517	69,407

I. Management has determined that no material events or transactions occurred subsequent to May 31, 2017, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellington Fund	11/30/2016	5/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,076.73	$1.29
Admiral Shares	1,000.00	1,077.27	0.88
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.68	$1.26
Admiral Shares	1,000.00	1,024.08	0.86

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.17% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Bond Index through February 29, 2000; 65% S&P 500 Index and 35% Bloomberg Barclays U.S.

Credit A or Better Bond Index thereafter.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Vanguard Wellington Fund is not sponsored, endorsed, issued, sold or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Wellington Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Wellington Fund particularly or the ability of the Bloomberg Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of Vanguard Wellington Fund with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Wellington Fund is the licensing of the Bloomberg Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or Vanguard Wellington Fund or any owners or purchasers of Vanguard Wellington Fund. Barclays has no obligation to take the needs of Vanguard, Vanguard Wellington Fund or the owners of Vanguard Wellington Fund into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Wellington Fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of Vanguard Wellington Fund.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE WELLINGTON FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS U.S. CREDIT A OR BETTER BOND INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS U.S. CREDIT A OR BETTER BOND INDEX. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 197 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer

Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q212 072017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2017

		Market
		Value
	Shares	($000)

Common Stocks (64.5%)
Consumer Discretionary (4.2%)
Comcast Corp. Class A	44,367,572	1,849,684
Ford Motor Co.	55,967,740	622,361
Twenty-First Century Fox Inc. Class A	19,844,871	538,193
Lowe's Cos. Inc.	6,317,885	497,660
Hilton Worldwide Holdings Inc.	3,592,523	238,795
L Brands Inc.	4,205,300	216,994
Bayerische Motoren Werke AG	2,251,875	211,181
		4,174,868
Consumer Staples (5.2%)
PepsiCo Inc.	8,111,080	947,942
Unilever NV	16,418,775	935,294
Philip Morris International Inc.	5,938,890	711,479
Walgreens Boots Alliance Inc.	8,286,890	671,404
Diageo plc	18,503,396	556,192
Costco Wholesale Corp.	2,775,990	500,872
CVS Health Corp.	6,168,160	473,900
British American Tobacco plc	3,105,050	222,145
Mondelez International Inc. Class A	3,447,325	160,611
		5,179,839
Energy (6.0%)
Chevron Corp.	16,071,775	1,663,107
TOTAL SA	17,575,369	928,477
Exxon Mobil Corp.	10,549,370	849,224
Suncor Energy Inc.	16,992,240	531,837
Anadarko Petroleum Corp.	8,682,695	438,737
ConocoPhillips	7,405,000	330,930
Hess Corp.	6,238,750	286,296
Royal Dutch Shell plc Class B	9,352,574	258,904
BP plc	32,372,258	195,581
Eni SPA	11,986,854	190,533
Halliburton Co.	3,843,420	173,684
Valero Energy Corp.	1,829,725	112,473
		5,959,783
Financials (15.0%)
JPMorgan Chase & Co.	20,544,786	1,687,754
Bank of America Corp.	72,233,803	1,618,759
Chubb Ltd.	10,739,480	1,537,786
Prudential Financial Inc.	12,632,940	1,324,564
Wells Fargo & Co.	23,611,329	1,207,483
PNC Financial Services Group Inc.	9,088,945	1,078,858
Marsh & McLennan Cos. Inc.	9,031,920	700,516
BlackRock Inc.	1,432,886	586,394
Northern Trust Corp.	6,491,104	567,582
Mitsubishi UFJ Financial Group Inc.	89,847,800	557,533
Intercontinental Exchange Inc.	8,906,895	536,106
Citigroup Inc.	8,602,808	520,814
Goldman Sachs Group Inc.	2,439,985	515,471
MetLife Inc.	9,337,584	472,388
Bank of Nova Scotia	7,217,200	407,700
^ BNP Paribas SA	5,256,634	371,122
Hartford Financial Services Group Inc.	6,657,482	328,813
American International Group Inc.	4,356,477	277,203
Zurich Insurance Group AG	791,643	232,936
UBS Group AG	9,939,752	157,943
Tokio Marine Holdings Inc.	3,404,100	144,436
ING Groep NV	8,564,540	143,746
Synchrony Financial	2,138,766	57,426
Capital One Financial Corp.	138,807	10,677
		15,044,010

1

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2017

		Market
		Value
	Shares	($000)
Health Care (10.3%)
Merck & Co. Inc.	20,970,157	1,365,367
Bristol-Myers Squibb Co.	22,942,625	1,237,754
^ AstraZeneca plc ADR	33,672,226	1,157,988
Johnson & Johnson	7,795,651	999,792
Medtronic plc	10,495,195	884,535
Pfizer Inc.	25,072,795	818,627
Eli Lilly & Co.	8,293,955	659,950
UnitedHealth Group Inc.	3,686,665	645,830
Novartis AG	7,812,592	639,345
Cardinal Health Inc.	8,389,300	623,241
* HCA Healthcare Inc.	4,028,710	329,992
Roche Holding AG	1,085,261	297,957
McKesson Corp.	1,537,370	250,730
Abbott Laboratories	4,984,094	227,574
* Regeneron Pharmaceuticals Inc.	457,550	210,043
		10,348,725
Industrials (7.4%)
United Parcel Service Inc. Class B	10,713,350	1,135,294
Honeywell International Inc.	5,813,105	773,085
Lockheed Martin Corp.	2,492,630	700,753
Canadian National Railway Co.	8,000,941	619,513
Caterpillar Inc.	5,673,111	598,116
Eaton Corp. plc	6,716,478	519,721
Airbus SE	6,021,118	495,185
FedEx Corp.	2,544,714	493,267
^ ABB Ltd. ADR	18,540,676	465,927
Siemens AG	3,146,126	449,957
Schneider Electric SE	5,233,933	403,261
Boeing Co.	1,657,269	310,953
United Technologies Corp.	2,128,250	258,114
CSX Corp.	3,538,981	191,707
		7,414,853
Information Technology (10.2%)
Microsoft Corp.	30,995,154	2,164,701
* Alphabet Inc. Class A	1,863,102	1,839,049
Intel Corp.	44,937,690	1,622,700
Apple Inc.	10,145,535	1,549,832
Accenture plc Class A	6,003,990	747,317
Cisco Systems Inc.	22,651,177	714,192
* eBay Inc.	15,575,615	534,244
QUALCOMM Inc.	8,044,182	460,690
Texas Instruments Inc.	4,236,526	349,471
International Business Machines Corp.	1,472,606	224,764
		10,206,960
Materials (1.7%)
Dow Chemical Co.	10,656,830	660,297
International Paper Co.	8,851,010	468,041
Linde AG	1,436,853	274,943
BHP Billiton plc	15,264,793	230,668
Monsanto Co.	668,904	78,543
		1,712,492
Real Estate (0.8%)
American Tower Corporation	5,560,757	729,516
AvalonBay Communities Inc.	579,626	110,847
		840,363

Telecommunication Services (1.0%)
Verizon Communications Inc.	21,384,050	997,352

2

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2017

					Market
					Value
				Shares	($000)
Utilities (2.7%)
	NextEra Energy Inc.			8,700,890	1,230,654
	Dominion Energy Inc.			10,909,030	881,122
	Exelon Corp.			15,085,814	547,766

					2,659,542

Total Common Stocks (Cost $42,056,311)					64,538,787

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (5.8%)
U.S. Government Securities (5.4%)
	United States Treasury Note/Bond	0.750%	6/30/17	148,620	148,596
	United States Treasury Note/Bond	0.625%	7/31/17	368,000	367,772
	United States Treasury Note/Bond	1.000%	9/15/17	552,580	552,580
	United States Treasury Note/Bond	0.750%	10/31/17	83,700	83,582
	United States Treasury Note/Bond	0.875%	3/31/18	30,000	29,920
	United States Treasury Note/Bond	0.750%	4/30/18	45,000	44,817
	United States Treasury Note/Bond	1.000%	5/31/18	220,000	219,553
	United States Treasury Note/Bond	0.750%	8/31/18	65,000	64,624
1	United States Treasury Note/Bond	1.375%	9/30/18	747,350	748,867
1	United States Treasury Note/Bond	1.750%	9/30/19	950,000	959,206
	United States Treasury Note/Bond	1.375%	2/15/20	231,935	231,826
	United States Treasury Note/Bond	1.375%	2/29/20	62,000	61,942
	United States Treasury Note/Bond	1.625%	6/30/20	67,210	67,514
	United States Treasury Note/Bond	1.250%	3/31/21	52,000	51,301
1	United States Treasury Note/Bond	2.000%	2/15/25	410,420	407,535
	United States Treasury Note/Bond	2.000%	8/15/25	282,680	279,678
	United States Treasury Note/Bond	2.250%	11/15/25	6,805	6,854
	United States Treasury Note/Bond	1.625%	5/15/26	220,390	210,336
	United States Treasury Note/Bond	2.000%	11/15/26	43,000	42,241
2	United States Treasury Note/Bond	2.875%	5/15/43	275,732	276,766
	United States Treasury Note/Bond	3.375%	5/15/44	149,670	164,520
	United States Treasury Note/Bond	2.500%	2/15/46	50,745	46,939
	United States Treasury Note/Bond	2.250%	8/15/46	166,764	145,762
	United States Treasury Note/Bond	2.875%	11/15/46	64,975	64,944
	United States Treasury Note/Bond	3.000%	2/15/47	141,005	144,574
					5,422,249
Conventional Mortgage-Backed Securities (0.2%)
3,4	Fannie Mae Pool	2.500%	9/1/27–12/1/28	6,675	6,762
3,4	Freddie Mac Gold Pool	3.000%	5/1/22–1/1/47	247,529	248,704
4	Ginnie Mae I Pool	7.000%	11/15/31–11/15/33	2,725	3,220
					258,686
Nonconventional Mortgage-Backed Securities (0.2%)
3,4	Fannie Mae REMICS	3.500%	4/25/31	9,730	10,193
3,4	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	18,581	19,806
3,4	Freddie Mac REMICS	3.500%	3/15/31	5,760	6,036
3,4	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	107,841	115,767

					151,802

Total U.S. Government and Agency Obligations (Cost $5,744,075)					5,832,737

Asset-Backed/Commercial Mortgage-Backed Securities (1.2%)
5	American Tower Trust I	1.551%	3/15/18	14,885	14,838
5	American Tower Trust I	3.070%	3/15/23	43,000	43,410
4,5	Apidos CLO XVII	2.468%	4/17/26	50,310	50,435
4,5	Ares XXIX CLO Ltd.	2.348%	4/17/26	49,210	49,272

3

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,5	Atlas Senior Loan Fund VI Ltd.	2.408%	10/15/26	13,245	13,253
4,5	Avery Point IV CLO Ltd.	2.256%	4/25/26	46,220	46,251
4,5	Babson CLO Ltd. 2014-I	2.306%	7/20/25	5,660	5,663
4,5	Bank of Montreal	2.500%	1/11/22	60,000	60,617
4,5	BlueMountain CLO 2014-1 Ltd.	2.430%	4/30/26	29,055	29,129
4,5	Cent CLO 20 Ltd.	2.256%	1/25/26	39,880	39,872
4,5	Cent CLO 21 Ltd.	2.380%	7/27/26	24,170	23,984
4,5	Cent CLO 22 Ltd.	2.589%	11/7/26	36,895	37,091
4,5	CIFC Funding 2014 Ltd.	2.208%	4/18/25	47,325	47,349
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	18,085	18,702
4,5	DNB Boligkreditt AS	2.500%	3/28/22	47,550	48,016
4,5	Dryden XXXI Senior Loan Fund	2.238%	4/18/26	46,460	46,489
4,5	Enterprise Fleet Financing LLC Series 2017-1	2.130%	7/20/22	7,690	7,660
4,5	GM Financial Consumer Automobile 2017-1	1.510%	3/16/20	20,985	20,989
4	LB-UBS Commercial Mortgage Trust 2008-C1	6.067%	4/15/41	20,112	20,625
4,5	Limerock CLO II Ltd.	2.458%	4/18/26	53,500	53,502
4,5	Madison Park Funding XII Ltd.	2.418%	7/20/26	37,385	37,437
4,5	Madison Park Funding XIII Ltd.	1.988%	1/19/25	30,660	30,680
4,5	MMAF Equipment Finance LLC 2013-AA	2.570%	6/9/33	8,570	8,664
4,5	MMAF Equipment Finance LLC 2017-A	1.730%	5/18/20	9,445	9,451
4	Santander Drive Auto Receivables Trust 2013-2	2.570%	3/15/19	19,690	19,761
4	Santander Drive Auto Receivables Trust 2014-2	2.330%	11/15/19	9,600	9,633
5	SBA Tower Trust	2.898%	10/15/19	46,310	46,646
4,5	Seneca Park CLO Ltd. 2014-1	2.278%	7/17/26	27,340	27,340
4,5	SFAVE Commercial Mortgage Securities Trust 2015-
	5AVE	4.144%	1/5/43	27,300	27,684
4,5	Shackleton 2014-VI CLO	2.318%	7/17/26	26,700	26,729
4,5	Springleaf Funding Trust	3.160%	11/15/24	53,215	53,814
4,5	Springleaf Funding Trust 2015-B	3.480%	5/15/28	23,420	23,921
4,5	Symphony CLO XIV Ltd.	2.435%	7/14/26	46,405	46,468
4,5	Thacher Park CLO Ltd.	2.153%	10/20/26	19,915	19,910
4,5	Toronto-Dominion Bank	2.500%	1/18/22	76,400	77,088
4	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	8,625	8,991
4,5	Voya CLO 2014-1 Ltd.	2.488%	4/18/26	20,980	21,007

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,169,045)					1,172,371

Corporate Bonds (21.2%)
Finance (8.2%)
	Banking (6.3%)
	American Express Centurion Bank	6.000%	9/13/17	20,000	20,246
	American Express Co.	1.550%	5/22/18	62,130	62,016
	American Express Credit Corp.	2.125%	7/27/18	49,605	49,851
	American Express Credit Corp.	2.250%	8/15/19	30,200	30,383
	American Express Credit Corp.	2.700%	3/3/22	54,990	55,495
	Bank of America Corp.	6.400%	8/28/17	23,000	23,264
	Bank of America Corp.	6.000%	9/1/17	69,725	70,492
	Bank of America Corp.	5.750%	12/1/17	30,000	30,617
	Bank of America Corp.	6.875%	4/25/18	40,000	41,769
	Bank of America Corp.	5.625%	7/1/20	4,550	4,984
	Bank of America Corp.	5.875%	1/5/21	40,000	44,611
	Bank of America Corp.	3.300%	1/11/23	7,905	8,038
	Bank of America Corp.	4.125%	1/22/24	16,100	17,004
	Bank of America Corp.	4.000%	1/22/25	32,900	33,532
	Bank of America Corp.	3.500%	4/19/26	10,000	10,024
	Bank of America Corp.	5.875%	2/7/42	9,965	12,402
	Bank of America Corp.	5.000%	1/21/44	39,433	44,169
	Bank of America Corp.	4.875%	4/1/44	7,110	7,887
	Bank of New York Mellon Corp.	2.150%	2/24/20	61,325	61,640
	Bank of New York Mellon Corp.	2.200%	8/16/23	16,670	16,196
	Bank of New York Mellon Corp.	3.000%	2/24/25	27,990	28,070
	Bank of Nova Scotia	2.050%	10/30/18	64,150	64,513
	Bank of Nova Scotia	2.800%	7/21/21	25,650	26,199
5	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	54,260	54,264

4

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Barclays Bank plc	6.050%	12/4/17	47,500	48,503
	Barclays Bank plc	5.140%	10/14/20	11,905	12,817
	Barclays plc	3.684%	1/10/23	29,605	30,374
	BB&T Corp.	4.900%	6/30/17	8,045	8,063
	BB&T Corp.	5.250%	11/1/19	8,000	8,580
	BB&T Corp.	2.750%	4/1/22	61,300	62,210
	Bear Stearns Cos. LLC	6.400%	10/2/17	8,765	8,907
	Bear Stearns Cos. LLC	7.250%	2/1/18	16,385	16,983
	BNP Paribas SA	2.400%	12/12/18	53,700	54,132
5	BNP Paribas SA	2.950%	5/23/22	22,800	22,912
	BNP Paribas SA	3.250%	3/3/23	12,270	12,605
5	BNP Paribas SA	3.800%	1/10/24	44,775	46,285
	BPCE SA	2.500%	12/10/18	18,325	18,464
	BPCE SA	2.500%	7/15/19	53,100	53,372
5	BPCE SA	3.000%	5/22/22	9,490	9,541
	BPCE SA	4.000%	4/15/24	30,615	32,348
5	BPCE SA	5.150%	7/21/24	43,790	46,582
	Branch Banking & Trust Co.	2.625%	1/15/22	45,425	45,945
	Capital One Bank USA NA	2.150%	11/21/18	45,055	45,111
	Capital One Financial Corp.	4.750%	7/15/21	18,835	20,380
	Capital One Financial Corp.	3.750%	4/24/24	55,460	56,854
	Capital One Financial Corp.	3.200%	2/5/25	33,400	32,735
	Capital One Financial Corp.	4.200%	10/29/25	11,740	11,966
	Citigroup Inc.	1.750%	5/1/18	25,000	24,993
	Citigroup Inc.	2.500%	9/26/18	18,000	18,136
	Citigroup Inc.	2.550%	4/8/19	55,000	55,531
	Citigroup Inc.	2.500%	7/29/19	37,530	37,857
	Citigroup Inc.	2.400%	2/18/20	65,200	65,429
	Citigroup Inc.	4.500%	1/14/22	33,920	36,515
	Citigroup Inc.	4.125%	7/25/28	14,550	14,753
	Citigroup Inc.	6.625%	6/15/32	45,000	55,878
	Citigroup Inc.	8.125%	7/15/39	4,638	6,984
	Compass Bank	2.750%	9/29/19	15,105	15,161
	Cooperatieve Rabobank UA	2.250%	1/14/19	55,610	55,960
5	Credit Agricole SA	2.500%	4/15/19	57,830	58,271
	Credit Suisse AG	1.750%	1/29/18	32,250	32,282
	Credit Suisse AG	2.300%	5/28/19	109,260	109,908
	Credit Suisse AG	3.000%	10/29/21	18,325	18,672
	Credit Suisse AG	3.625%	9/9/24	4,885	5,032
5	Credit Suisse Group AG	3.574%	1/9/23	20,675	21,086
	Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	55,260	57,310
	Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	67,850	68,636
	Deutsche Bank AG	1.875%	2/13/18	11,075	11,072
	Deutsche Bank AG	2.500%	2/13/19	15,225	15,265
	Deutsche Bank AG	4.250%	10/14/21	45,220	47,205
	Fifth Third Bank	2.875%	10/1/21	10,345	10,570
	Goldman Sachs Group Inc.	5.950%	1/18/18	44,000	45,137
	Goldman Sachs Group Inc.	2.375%	1/22/18	22,200	22,300
	Goldman Sachs Group Inc.	5.375%	3/15/20	30,790	33,327
	Goldman Sachs Group Inc.	2.600%	4/23/20	25,750	25,982
	Goldman Sachs Group Inc.	6.000%	6/15/20	11,090	12,254
	Goldman Sachs Group Inc.	5.250%	7/27/21	56,720	62,560
	Goldman Sachs Group Inc.	5.750%	1/24/22	40,725	46,023
	Goldman Sachs Group Inc.	3.000%	4/26/22	30,275	30,644
	Goldman Sachs Group Inc.	3.625%	1/22/23	35,320	36,582
	Goldman Sachs Group Inc.	3.500%	1/23/25	17,545	17,723
	Goldman Sachs Group Inc.	3.850%	1/26/27	17,980	18,316
	Goldman Sachs Group Inc.	6.450%	5/1/36	50,000	62,230
	Goldman Sachs Group Inc.	6.750%	10/1/37	43,995	56,103
	Goldman Sachs Group Inc.	6.250%	2/1/41	35,320	45,588
	Goldman Sachs Group Inc.	4.800%	7/8/44	30,675	33,412
	Goldman Sachs Group Inc.	4.750%	10/21/45	12,715	13,840
5	HSBC Bank plc	4.750%	1/19/21	62,040	67,060
	HSBC Holdings plc	3.400%	3/8/21	33,270	34,297

5

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	HSBC Holdings plc	4.000%	3/30/22	72,455	76,504
	HSBC Holdings plc	3.600%	5/25/23	60,200	62,150
	HSBC Holdings plc	3.900%	5/25/26	12,085	12,475
	HSBC Holdings plc	4.041%	3/13/28	21,805	22,548
	HSBC Holdings plc	6.500%	5/2/36	25,000	31,615
	HSBC Holdings plc	6.100%	1/14/42	40,665	52,665
	HSBC Holdings plc	5.250%	3/14/44	13,210	14,830
	HSBC USA Inc.	1.625%	1/16/18	39,500	39,508
	HSBC USA Inc.	2.625%	9/24/18	20,000	20,177
	HSBC USA Inc.	2.350%	3/5/20	71,330	71,699
	HSBC USA Inc.	3.500%	6/23/24	28,025	28,931
	Huntington National Bank	2.200%	4/1/19	22,280	22,338
	Huntington National Bank	2.400%	4/1/20	44,990	45,228
5	ING Bank NV	1.800%	3/16/18	36,610	36,675
	ING Groep NV	3.150%	3/29/22	12,955	13,197
	ING Groep NV	3.950%	3/29/27	32,965	34,221
	JPMorgan Chase & Co.	6.000%	1/15/18	57,000	58,513
	JPMorgan Chase & Co.	6.300%	4/23/19	10,340	11,155
	JPMorgan Chase & Co.	4.950%	3/25/20	55,000	59,130
	JPMorgan Chase & Co.	4.350%	8/15/21	41,386	44,345
	JPMorgan Chase & Co.	4.500%	1/24/22	44,780	48,428
	JPMorgan Chase & Co.	3.250%	9/23/22	18,645	19,119
	JPMorgan Chase & Co.	3.375%	5/1/23	27,610	28,029
	JPMorgan Chase & Co.	3.875%	2/1/24	39,000	40,952
	JPMorgan Chase & Co.	3.900%	7/15/25	13,870	14,500
	JPMorgan Chase & Co.	4.125%	12/15/26	29,835	30,996
	JPMorgan Chase & Co.	4.250%	10/1/27	13,420	14,039
	JPMorgan Chase & Co.	5.600%	7/15/41	96,000	117,035
	JPMorgan Chase & Co.	5.400%	1/6/42	18,035	21,480
	JPMorgan Chase & Co.	5.625%	8/16/43	16,100	19,001
	JPMorgan Chase & Co.	4.950%	6/1/45	15,000	16,416
5	Macquarie Bank Ltd.	2.400%	1/21/20	12,610	12,659
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	17,870	17,909
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	24,685	24,503
	Morgan Stanley	1.875%	1/5/18	9,470	9,484
	Morgan Stanley	2.125%	4/25/18	52,125	52,300
	Morgan Stanley	2.500%	1/24/19	100,000	100,746
	Morgan Stanley	5.625%	9/23/19	24,355	26,213
	Morgan Stanley	5.750%	1/25/21	79,825	88,817
	Morgan Stanley	2.500%	4/21/21	21,815	21,741
	Morgan Stanley	2.625%	11/17/21	30,000	29,979
	Morgan Stanley	2.750%	5/19/22	63,420	63,415
	Morgan Stanley	3.875%	4/29/24	97,010	101,168
	Morgan Stanley	3.700%	10/23/24	29,050	29,963
	Morgan Stanley	4.000%	7/23/25	29,455	30,726
	Morgan Stanley	3.125%	7/27/26	11,435	11,077
	Morgan Stanley	6.250%	8/9/26	20,000	24,113
	Morgan Stanley	3.625%	1/20/27	64,000	64,345
	Morgan Stanley	4.300%	1/27/45	18,360	18,650
	National City Corp.	6.875%	5/15/19	13,950	15,223
5	Nationwide Building Society	2.350%	1/21/20	28,075	28,142
5	NBK SPC Ltd.	2.750%	5/30/22	63,930	63,610
	Northern Trust Corp.	3.450%	11/4/20	9,000	9,394
	PNC Bank NA	4.875%	9/21/17	50,000	50,487
	PNC Bank NA	3.300%	10/30/24	18,195	18,654
	PNC Bank NA	4.200%	11/1/25	16,650	17,922
	PNC Financial Services Group Inc.	3.900%	4/29/24	41,565	43,541
	Royal Bank of Canada	2.750%	2/1/22	43,960	44,841
	Santander Holdings USA Inc.	2.700%	5/24/19	30,200	30,356
	Santander Holdings USA Inc.	2.650%	4/17/20	23,185	23,163
5	Santander Holdings USA Inc.	3.700%	3/28/22	26,000	26,247
5	Skandinaviska Enskilda Banken AB	2.450%	5/27/20	61,300	61,695
5	Societe Generale SA	3.250%	1/12/22	54,445	55,205
	State Street Corp.	2.653%	5/15/23	30,770	30,980

6

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	SunTrust Bank	3.300%	5/15/26	12,895	12,671
	Synchrony Financial	2.600%	1/15/19	20,920	21,024
	Synchrony Financial	3.000%	8/15/19	10,990	11,129
	Synchrony Financial	2.700%	2/3/20	15,605	15,683
	Toronto-Dominion Bank	2.500%	12/14/20	49,340	50,066
	UBS AG	1.800%	3/26/18	34,055	34,092
5	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	44,570	45,293
5	UBS Group Funding Jersey Ltd.	3.000%	4/15/21	5,130	5,210
	US Bancorp	2.625%	1/24/22	46,910	47,490
	US Bancorp	3.700%	1/30/24	52,500	55,584
	Wells Fargo & Co.	5.625%	12/11/17	31,150	31,810
	Wells Fargo & Co.	2.150%	1/15/19	91,150	91,606
	Wells Fargo & Co.	2.150%	1/30/20	46,155	46,291
	Wells Fargo & Co.	3.000%	1/22/21	26,735	27,372
	Wells Fargo & Co.	3.500%	3/8/22	64,245	67,104
	Wells Fargo & Co.	3.450%	2/13/23	61,885	63,521
	Wells Fargo & Co.	4.480%	1/16/24	46,156	49,514
	Wells Fargo & Co.	3.550%	9/29/25	32,170	32,825
	Wells Fargo & Co.	3.000%	4/22/26	39,405	38,328
	Wells Fargo & Co.	5.606%	1/15/44	68,281	80,367
	Wells Fargo & Co.	4.650%	11/4/44	10,315	10,668
	Wells Fargo & Co.	4.900%	11/17/45	19,160	20,567
	Wells Fargo & Co.	4.400%	6/14/46	38,300	37,911
	Wells Fargo & Co.	4.750%	12/7/46	23,150	24,392
	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.300%	3/15/20	11,590	12,573
	Charles Schwab Corp.	3.200%	3/2/27	19,665	19,865
	Finance Companies (0.4%)
	GE Capital International Funding Co.	2.342%	11/15/20	75,437	75,797
	GE Capital International Funding Co.	3.373%	11/15/25	111,589	116,384
	GE Capital International Funding Co.	4.418%	11/15/35	168,370	180,743
	Insurance (1.3%)
	ACE Capital Trust II	9.700%	4/1/30	20,000	30,075
	Aetna Inc.	2.800%	6/15/23	25,660	25,656
	Anthem Inc.	2.300%	7/15/18	15,110	15,185
	Anthem Inc.	3.700%	8/15/21	10,000	10,437
	Anthem Inc.	3.125%	5/15/22	53,740	55,034
	Anthem Inc.	3.300%	1/15/23	42,468	43,379
	Anthem Inc.	4.650%	8/15/44	13,445	14,223
	Chubb Corp.	6.000%	5/11/37	50,000	64,395
	Chubb INA Holdings Inc.	5.800%	3/15/18	40,360	41,606
	Chubb INA Holdings Inc.	2.300%	11/3/20	6,330	6,368
	Chubb INA Holdings Inc.	3.350%	5/15/24	22,345	23,148
	Chubb INA Holdings Inc.	4.350%	11/3/45	29,835	32,520
	Cigna Corp.	3.250%	4/15/25	31,655	31,769
	CNA Financial Corp.	3.950%	5/15/24	5,410	5,631
5	Farmers Exchange Capital	7.050%	7/15/28	25,000	31,434
5	Five Corners Funding Trust	4.419%	11/15/23	5,935	6,388
5	Jackson National Life Global Funding	3.250%	1/30/24	24,070	24,493
5	Jackson National Life Insurance Co.	8.150%	3/15/27	18,890	25,185
5	Liberty Mutual Group Inc.	4.250%	6/15/23	14,330	15,382
5	Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	40,354
5	MassMutual Global Funding II	2.100%	8/2/18	46,890	47,181
5	MassMutual Global Funding II	2.350%	4/9/19	28,000	28,239
	MetLife Inc.	1.903%	12/15/17	9,010	9,018
	MetLife Inc.	3.600%	4/10/24	35,035	36,820
	MetLife Inc.	4.125%	8/13/42	5,565	5,606
	MetLife Inc.	4.875%	11/13/43	20,820	23,523
5	Metropolitan Life Global Funding I	1.500%	1/10/18	50,360	50,294
5	Metropolitan Life Global Funding I	1.875%	6/22/18	12,690	12,721
5	Metropolitan Life Global Funding I	2.650%	4/8/22	13,770	13,893
5	Metropolitan Life Global Funding I	3.450%	12/18/26	23,660	24,304
5	New York Life Global Funding	2.900%	1/17/24	29,050	29,440

7

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	New York Life Insurance Co.	5.875%	5/15/33	55,395	69,369
	Prudential Financial Inc.	2.300%	8/15/18	24,545	24,696
	Prudential Financial Inc.	4.500%	11/15/20	24,365	26,157
5	QBE Insurance Group Ltd.	2.400%	5/1/18	9,160	9,182
5	Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	14,830	16,512
5	Teachers Insurance & Annuity Association of America	4.270%	5/15/47	42,390	43,254
	Torchmark Corp.	7.875%	5/15/23	45,000	53,925
	Travelers Cos. Inc.	5.800%	5/15/18	32,500	33,767
	UnitedHealth Group Inc.	6.000%	6/15/17	9,500	9,512
	UnitedHealth Group Inc.	6.000%	2/15/18	26,300	27,082
	UnitedHealth Group Inc.	3.875%	10/15/20	27,960	29,490
	UnitedHealth Group Inc.	2.875%	3/15/22	4,696	4,825
	UnitedHealth Group Inc.	2.875%	3/15/23	16,000	16,301
	UnitedHealth Group Inc.	3.100%	3/15/26	15,350	15,458
	UnitedHealth Group Inc.	4.625%	7/15/35	32,330	35,990
	UnitedHealth Group Inc.	4.250%	3/15/43	67,400	70,678
	UnitedHealth Group Inc.	4.750%	7/15/45	30,995	34,968
	Other Finance (0.0%)
5	LeasePlan Corp. NV	2.875%	1/22/19	24,670	24,764

	Real Estate Investment Trusts (0.2%)
	AvalonBay Communities Inc.	3.625%	10/1/20	20,780	21,632
	Boston Properties LP	3.125%	9/1/23	13,275	13,434
	Boston Properties LP	3.800%	2/1/24	1,750	1,816
	Duke Realty LP	6.500%	1/15/18	8,160	8,415
	Realty Income Corp.	6.750%	8/15/19	21,075	23,166
	Realty Income Corp.	4.650%	8/1/23	25,010	27,205
	Simon Property Group LP	3.750%	2/1/24	3,265	3,406
	Simon Property Group LP	3.375%	10/1/24	10,055	10,229
5	WEA Finance LLC / Westfield UK & Europe Finance plc	1.750%	9/15/17	14,730	14,728
5	WEA Finance LLC / Westfield UK & Europe Finance plc	2.700%	9/17/19	22,360	22,523
					8,246,451
Industrial (10.9%)
	Basic Industry (0.0%)
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	24,045	25,696
	LyondellBasell Industries NV	4.625%	2/26/55	11,555	11,282
	Rio Tinto Finance USA plc	3.500%	3/22/22	1,281	1,341
	Rohm and Haas Holdings Ltd.	9.800%	4/15/20	2,250	2,482
	Capital Goods (0.9%)
	3M Co.	6.375%	2/15/28	24,990	32,501
5	BAE Systems Holdings Inc.	2.850%	12/15/20	6,060	6,044
5	BAE Systems Holdings Inc.	3.850%	12/15/25	11,010	11,399
	Boeing Co.	8.625%	11/15/31	9,460	14,570
	Caterpillar Financial Services Corp.	2.625%	3/1/23	53,000	53,146
	Caterpillar Inc.	3.900%	5/27/21	46,914	50,077
	Caterpillar Inc.	2.600%	6/26/22	11,345	11,494
	Caterpillar Inc.	3.400%	5/15/24	14,200	14,837
	Caterpillar Inc.	3.803%	8/15/42	13,960	13,826
	Deere & Co.	7.125%	3/3/31	17,500	24,590
	General Dynamics Corp.	3.875%	7/15/21	14,925	15,955
	General Electric Capital Corp.	4.625%	1/7/21	22,598	24,664
	General Electric Capital Corp.	5.300%	2/11/21	8,833	9,815
	General Electric Capital Corp.	3.150%	9/7/22	34,079	35,534
	General Electric Capital Corp.	3.100%	1/9/23	8,635	8,980
	General Electric Capital Corp.	6.150%	8/7/37	2,093	2,758
	General Electric Capital Corp.	5.875%	1/14/38	4,160	5,346
	General Electric Co.	2.700%	10/9/22	9,965	10,183
	General Electric Co.	4.500%	3/11/44	43,750	48,064
	Honeywell International Inc.	4.250%	3/1/21	40,681	44,002
	Illinois Tool Works Inc.	3.500%	3/1/24	52,955	55,889
	John Deere Capital Corp.	2.250%	4/17/19	28,125	28,436
	John Deere Capital Corp.	1.700%	1/15/20	21,935	21,875

8

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Lockheed Martin Corp.	2.900%	3/1/25	10,450	10,437
	Lockheed Martin Corp.	4.500%	5/15/36	8,015	8,697
	Lockheed Martin Corp.	4.700%	5/15/46	19,870	22,159
	Parker-Hannifin Corp.	4.450%	11/21/44	17,735	19,393
5	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	39,625	40,508
5	Siemens Financieringsmaatschappij NV	3.125%	3/16/24	61,400	62,541
5	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	34,365	36,725
	United Technologies Corp.	3.100%	6/1/22	7,010	7,262
	United Technologies Corp.	7.500%	9/15/29	19,230	27,405
	United Technologies Corp.	6.050%	6/1/36	20,325	25,886
	United Technologies Corp.	6.125%	7/15/38	37,300	48,890
	Communication (1.6%)
	21st Century Fox America Inc.	3.000%	9/15/22	11,891	12,116
	America Movil SAB de CV	3.125%	7/16/22	84,600	86,292
	America Movil SAB de CV	6.125%	3/30/40	7,380	8,971
	American Tower Corp.	3.450%	9/15/21	30,665	31,797
	American Tower Corp.	5.000%	2/15/24	7,655	8,446
	AT&T Inc.	1.400%	12/1/17	18,715	18,712
	AT&T Inc.	5.600%	5/15/18	44,000	45,609
	AT&T Inc.	5.200%	3/15/20	10,120	10,929
	AT&T Inc.	2.450%	6/30/20	12,000	12,048
	AT&T Inc.	4.600%	2/15/21	5,000	5,346
	AT&T Inc.	4.450%	5/15/21	10,000	10,680
	AT&T Inc.	4.500%	3/9/48	24,959	23,035
	CBS Corp.	4.300%	2/15/21	27,830	29,533
	Comcast Corp.	3.000%	2/1/24	25,345	25,740
	Comcast Corp.	3.600%	3/1/24	50,730	53,403
	Comcast Corp.	3.375%	2/15/25	2,540	2,619
	Comcast Corp.	2.350%	1/15/27	19,620	18,470
	Comcast Corp.	4.250%	1/15/33	42,890	45,548
	Comcast Corp.	4.200%	8/15/34	23,435	24,571
	Comcast Corp.	5.650%	6/15/35	4,725	5,725
	Comcast Corp.	4.400%	8/15/35	26,835	28,815
	Comcast Corp.	6.500%	11/15/35	4,720	6,181
	Comcast Corp.	6.400%	5/15/38	4,320	5,691
	Comcast Corp.	4.650%	7/15/42	47,970	51,823
	Comcast Corp.	4.500%	1/15/43	22,000	23,233
	Comcast Corp.	4.750%	3/1/44	22,875	25,029
	Comcast Corp.	4.600%	8/15/45	40,336	43,385
5	Cox Communications Inc.	4.800%	2/1/35	30,000	28,748
5	COX Communications Inc.	6.450%	12/1/36	5,850	6,239
5	Deutsche Telekom International Finance BV	3.600%	1/19/27	35,925	36,561
	Discovery Communications LLC	5.625%	8/15/19	6,511	6,995
	Grupo Televisa SAB	6.625%	1/15/40	25,090	28,786
	Grupo Televisa SAB	5.000%	5/13/45	6,100	5,869
	Grupo Televisa SAB	6.125%	1/31/46	12,550	13,846
5	GTP Acquisition Partners I LLC	2.350%	6/15/20	22,530	22,429
5	NBCUniversal Enterprise Inc.	1.974%	4/15/19	100,115	100,579
	NBCUniversal Media LLC	4.375%	4/1/21	23,900	25,902
	NBCUniversal Media LLC	2.875%	1/15/23	9,760	9,949
	Orange SA	4.125%	9/14/21	60,990	65,051
	Orange SA	9.000%	3/1/31	20,280	30,894
5	SBA Tower Trust	3.168%	4/15/22	48,960	49,303
5	Sky plc	2.625%	9/16/19	38,021	38,259
5	Sky plc	3.750%	9/16/24	45,046	46,323
	Time Warner Cable LLC	8.750%	2/14/19	1,120	1,242
	Time Warner Cable LLC	8.250%	4/1/19	14,433	16,006
	Time Warner Cos. Inc.	7.570%	2/1/24	20,000	24,851
	Time Warner Cos. Inc.	6.950%	1/15/28	20,000	25,103
	Time Warner Entertainment Co. LP	8.375%	3/15/23	3,925	4,957
	Time Warner Inc.	4.875%	3/15/20	14,000	15,005
	Time Warner Inc.	4.750%	3/29/21	8,000	8,647
	Verizon Communications Inc.	4.500%	9/15/20	95,525	102,324

9

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Verizon Communications Inc.	3.500%	11/1/21	5,495	5,703
5	Verizon Communications Inc.	4.812%	3/15/39	85,963	86,522
	Verizon Communications Inc.	4.750%	11/1/41	11,880	11,706
	Verizon Communications Inc.	4.862%	8/21/46	36,117	35,832
5	Verizon Communications Inc.	5.012%	4/15/49	21,754	21,747
	Walt Disney Co.	4.125%	6/1/44	23,115	24,007
	Consumer Cyclical (1.4%)
	Alibaba Group Holding Ltd.	2.500%	11/28/19	12,965	13,060
	Alibaba Group Holding Ltd.	3.125%	11/28/21	2,515	2,558
	Alibaba Group Holding Ltd.	3.600%	11/28/24	39,860	40,892
	Amazon.com Inc.	2.500%	11/29/22	34,760	35,092
	Amazon.com Inc.	4.800%	12/5/34	37,370	42,774
	Amazon.com Inc.	4.950%	12/5/44	22,605	26,449
5	American Honda Finance Corp.	1.500%	9/11/17	13,510	13,517
5	American Honda Finance Corp.	1.600%	2/16/18	30,845	30,893
	American Honda Finance Corp.	2.125%	10/10/18	45,655	45,977
	AutoZone Inc.	3.700%	4/15/22	46,136	48,216
	AutoZone Inc.	3.125%	7/15/23	33,000	33,314
	AutoZone Inc.	3.750%	6/1/27	17,490	17,695
5	BMW US Capital LLC	2.000%	4/11/21	21,300	21,099
5	BMW US Capital LLC	2.800%	4/11/26	5,805	5,667
	CVS Health Corp.	2.750%	12/1/22	40,255	40,391
	CVS Health Corp.	4.875%	7/20/35	6,900	7,576
	CVS Health Corp.	5.125%	7/20/45	51,085	57,717
5	Daimler Finance North America LLC	2.375%	8/1/18	35,000	35,216
5	Daimler Finance North America LLC	2.250%	7/31/19	73,100	73,366
5	Daimler Finance North America LLC	2.200%	5/5/20	16,565	16,581
5	Daimler Finance North America LLC	2.450%	5/18/20	2,740	2,760
5	Daimler Finance North America LLC	3.875%	9/15/21	3,961	4,174
5	Daimler Finance North America LLC	3.250%	8/1/24	5,870	5,957
	Ford Motor Credit Co. LLC	2.375%	3/12/19	45,000	45,109
	Ford Motor Credit Co. LLC	3.157%	8/4/20	26,655	27,050
	General Motors Financial Co. Inc.	3.950%	4/13/24	62,350	62,480
	Home Depot Inc.	2.250%	9/10/18	39,555	39,939
	Home Depot Inc.	2.700%	4/1/23	31,170	31,771
	Home Depot Inc.	4.400%	3/15/45	28,655	31,057
5	Hyundai Capital America	2.550%	4/3/20	28,910	28,945
	Lowe's Cos. Inc.	3.100%	5/3/27	68,700	68,827
	Lowe's Cos. Inc.	6.500%	3/15/29	13,301	17,505
	McDonald's Corp.	2.625%	1/15/22	7,805	7,883
	McDonald's Corp.	3.250%	6/10/24	5,460	5,620
	McDonald's Corp.	4.875%	12/9/45	9,940	10,974
5	Nissan Motor Acceptance Corp.	1.950%	9/12/17	44,895	44,945
5	Nissan Motor Acceptance Corp.	1.800%	3/15/18	46,400	46,431
5	Nissan Motor Acceptance Corp.	2.650%	9/26/18	24,990	25,207
	Toyota Motor Credit Corp.	1.250%	10/5/17	35,945	35,939
5	Volkswagen Group of America Finance LLC	2.450%	11/20/19	16,935	17,018
	Wal-Mart Stores Inc.	3.250%	10/25/20	25,754	26,911
	Wal-Mart Stores Inc.	4.250%	4/15/21	29,000	31,510
	Wal-Mart Stores Inc.	2.550%	4/11/23	38,325	38,944
	Wal-Mart Stores Inc.	5.625%	4/15/41	112,595	144,169
	Wal-Mart Stores Inc.	4.300%	4/22/44	20,480	22,113
	Consumer Noncyclical (3.6%)
	Actavis Funding SCS	3.000%	3/12/20	37,430	38,243
	Actavis Funding SCS	3.450%	3/15/22	37,195	38,423
	Allergan Funding SCS	4.550%	3/15/35	14,265	14,748
	Allergan Funding SCS	4.850%	6/15/44	18,000	19,085
	Altria Group Inc.	4.750%	5/5/21	23,376	25,598
	Altria Group Inc.	2.850%	8/9/22	18,810	19,115
	Altria Group Inc.	4.500%	5/2/43	10,705	11,274
	AmerisourceBergen Corp.	3.500%	11/15/21	12,320	12,828
	Amgen Inc.	3.875%	11/15/21	13,315	14,084
	Amgen Inc.	5.150%	11/15/41	36,380	40,250

10

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Amgen Inc.	4.563%	6/15/48	4,540	4,639
	Anheuser-Busch Cos. LLC	6.500%	1/1/28	19,550	24,095
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	75,400	77,624
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	68,045	69,988
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	133,300	145,062
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	99,460	110,139
	Anheuser-Busch InBev Worldwide Inc.	3.750%	1/15/22	2,390	2,534
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	117,831	117,868
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	4,100	4,540
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	19,610	18,620
	Ascension Health	4.847%	11/15/53	44,750	50,489
	AstraZeneca plc	1.950%	9/18/19	12,065	12,080
	AstraZeneca plc	2.375%	11/16/20	44,480	44,924
	AstraZeneca plc	6.450%	9/15/37	23,385	31,172
	AstraZeneca plc	4.375%	11/16/45	30,240	31,995
5	BAT International Finance plc	2.750%	6/15/20	21,250	21,595
5	BAT International Finance plc	3.250%	6/7/22	58,280	59,356
5	BAT International Finance plc	3.500%	6/15/22	8,980	9,272
5	Bayer US Finance LLC	2.375%	10/8/19	7,510	7,564
5	Bayer US Finance LLC	3.000%	10/8/21	46,850	47,856
	Biogen Inc.	2.900%	9/15/20	21,115	21,590
	Boston Children's Hospital Corp. Revenue	4.115%	1/1/47	8,935	9,234
	Cardinal Health Inc.	2.400%	11/15/19	27,350	27,539
	Cardinal Health Inc.	3.200%	3/15/23	13,035	13,351
	Cardinal Health Inc.	3.500%	11/15/24	24,705	25,377
	Cardinal Health Inc.	4.500%	11/15/44	28,805	28,302
5	Cargill Inc.	4.307%	5/14/21	60,532	65,124
5	Cargill Inc.	6.875%	5/1/28	19,355	24,374
5	Cargill Inc.	4.760%	11/23/45	28,190	31,797
	Catholic Health Initiatives Colorado GO	1.600%	11/1/17	2,140	2,139
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	9,745	9,813
	Catholic Health Initiatives Colorado GO	2.950%	11/1/22	2,170	2,109
	Catholic Health Initiatives Colorado GO	4.200%	8/1/23	2,980	3,056
	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	27,580	24,178
	Celgene Corp.	2.250%	5/15/19	6,565	6,626
	Celgene Corp.	3.250%	8/15/22	16,250	16,757
	Celgene Corp.	3.550%	8/15/22	18,400	19,241
	Coca-Cola Co.	3.300%	9/1/21	10,075	10,603
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	9,900	10,265
	Coca-Cola Enterprises Inc.	4.500%	9/1/21	8,430	9,061
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	30,936	31,005
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	34,200	35,905
	Colgate-Palmolive Co.	7.600%	5/19/25	13,920	18,092
	Constellation Brands Inc.	2.700%	5/9/22	2,385	2,379
	Diageo Capital plc	2.625%	4/29/23	48,310	48,476
	Diageo Investment Corp.	2.875%	5/11/22	26,991	27,630
	Dignity Health California GO	2.637%	11/1/19	5,595	5,627
	Dignity Health California GO	3.812%	11/1/24	11,415	11,722
	Eli Lilly & Co.	3.700%	3/1/45	24,450	24,021
5	EMD Finance LLC	2.950%	3/19/22	23,660	24,155
5	EMD Finance LLC	3.250%	3/19/25	47,000	47,232
5	Forest Laboratories Inc.	4.875%	2/15/21	4,184	4,540
	General Mills Inc.	6.390%	2/5/23	50,000	57,200
	Gilead Sciences Inc.	2.550%	9/1/20	26,330	26,753
	Gilead Sciences Inc.	3.700%	4/1/24	26,895	28,034
	Gilead Sciences Inc.	3.500%	2/1/25	22,335	22,958
	Gilead Sciences Inc.	4.500%	2/1/45	32,375	33,031
	Gilead Sciences Inc.	4.750%	3/1/46	7,340	7,778
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	31,740	32,227
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	53,098
	GlaxoSmithKline Capital plc	2.850%	5/8/22	28,930	29,690
5	Imperial Tobacco Finance plc	3.750%	7/21/22	34,745	36,122
5	Japan Tobacco Inc.	2.100%	7/23/18	22,200	22,254
	Kaiser Foundation Hospitals	3.500%	4/1/22	20,786	21,837

11

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Kaiser Foundation Hospitals	3.150%	5/1/27	17,935	18,152
	Kaiser Foundation Hospitals	4.875%	4/1/42	14,250	16,242
	Kraft Heinz Foods Co.	3.000%	6/1/26	19,550	18,761
	Kraft Heinz Foods Co.	5.000%	7/15/35	8,940	9,555
	Kraft Heinz Foods Co.	4.375%	6/1/46	33,815	32,174
	Kroger Co.	4.450%	2/1/47	45,875	45,778
	McKesson Corp.	2.700%	12/15/22	7,710	7,693
	McKesson Corp.	2.850%	3/15/23	7,620	7,614
	McKesson Corp.	4.883%	3/15/44	26,111	28,071
	Medtronic Inc.	1.375%	4/1/18	13,520	13,504
	Medtronic Inc.	2.500%	3/15/20	34,350	34,900
	Medtronic Inc.	3.150%	3/15/22	72,005	74,846
	Medtronic Inc.	3.625%	3/15/24	10,350	10,940
	Medtronic Inc.	3.500%	3/15/25	76,150	79,211
	Medtronic Inc.	4.375%	3/15/35	9,889	10,668
	Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	12,320	12,371
	Memorial Sloan-Kettering Cancer Center New York GO	4.200%	7/1/55	15,150	15,492
	Merck & Co. Inc.	2.350%	2/10/22	30,760	31,082
	Merck & Co. Inc.	2.800%	5/18/23	54,775	56,004
	Merck & Co. Inc.	2.750%	2/10/25	47,090	47,031
	Merck & Co. Inc.	6.550%	9/15/37	10,000	13,806
	Merck & Co. Inc.	4.150%	5/18/43	22,090	23,236
	Molson Coors Brewing Co.	3.500%	5/1/22	16,525	17,234
	Molson Coors Brewing Co.	5.000%	5/1/42	6,465	7,076
	New York & Presbyterian Hospital	4.024%	8/1/45	28,410	28,415
	Novartis Capital Corp.	3.400%	5/6/24	16,695	17,441
	Novartis Capital Corp.	4.400%	5/6/44	25,896	28,420
	Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,950	2,025
	PepsiCo Inc.	2.750%	3/1/23	29,800	30,270
	PepsiCo Inc.	4.000%	3/5/42	51,391	52,097
	Pfizer Inc.	3.000%	6/15/23	47,025	48,644
	Philip Morris International Inc.	4.500%	3/26/20	8,250	8,828
	Philip Morris International Inc.	4.125%	5/17/21	43,025	45,985
	Philip Morris International Inc.	2.500%	8/22/22	21,645	21,673
	Philip Morris International Inc.	2.625%	3/6/23	46,850	46,828
	Philip Morris International Inc.	4.875%	11/15/43	6,185	6,845
	Procter & Gamble - Esop	9.360%	1/1/21	25,389	29,053
5	Roche Holdings Inc.	2.875%	9/29/21	33,000	33,894
	Sanofi	4.000%	3/29/21	44,090	47,141
5	Sigma Alimentos SA de CV	4.125%	5/2/26	19,205	19,271
	SSM Health Care Corp.	3.823%	6/1/27	42,700	43,936
	Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	37,215	36,063
	Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	9,045	8,513
	Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	32,010	28,180
	The Kroger Co.	3.850%	8/1/23	10,770	11,322
	The Kroger Co.	4.000%	2/1/24	22,290	23,504
	The Pepsi Bottling Group Inc.	7.000%	3/1/29	10,000	13,684
	Unilever Capital Corp.	4.250%	2/10/21	95,235	102,233
	Wyeth LLC	5.950%	4/1/37	25,000	31,897
	Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	36,091
	Energy (1.6%)
5	BG Energy Capital plc	4.000%	10/15/21	5,000	5,324
	BP Capital Markets plc	4.750%	3/10/19	27,215	28,609
	BP Capital Markets plc	2.315%	2/13/20	5,855	5,920
	BP Capital Markets plc	4.500%	10/1/20	16,000	17,216
	BP Capital Markets plc	3.062%	3/17/22	43,130	44,328
	BP Capital Markets plc	3.245%	5/6/22	35,000	36,178
	BP Capital Markets plc	2.500%	11/6/22	22,000	21,864
	BP Capital Markets plc	3.994%	9/26/23	16,185	17,268
	BP Capital Markets plc	3.814%	2/10/24	38,938	40,873
	BP Capital Markets plc	3.506%	3/17/25	50,285	51,730
	Chevron Corp.	3.191%	6/24/23	49,470	51,116
	ConocoPhillips	5.200%	5/15/18	80,000	82,673

12

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	ConocoPhillips	5.750%	2/1/19	7,510	7,993
	ConocoPhillips	6.000%	1/15/20	3,680	4,062
	ConocoPhillips Co.	4.200%	3/15/21	13,820	14,789
	ConocoPhillips Co.	2.875%	11/15/21	12,755	13,045
	ConocoPhillips Co.	3.350%	11/15/24	8,470	8,719
	ConocoPhillips Co.	3.350%	5/15/25	9,440	9,680
	ConocoPhillips Co.	4.950%	3/15/26	4,385	4,915
	ConocoPhillips Co.	4.300%	11/15/44	60,450	61,402
	Devon Energy Corp.	3.250%	5/15/22	18,600	18,801
	Dominion Energy Gas Holdings LLC	3.550%	11/1/23	21,445	22,125
	EOG Resources Inc.	5.625%	6/1/19	23,100	24,725
	Exxon Mobil Corp.	2.222%	3/1/21	14,165	14,301
	Exxon Mobil Corp.	2.726%	3/1/23	11,910	12,095
	Exxon Mobil Corp.	3.043%	3/1/26	8,115	8,230
	Exxon Mobil Corp.	4.114%	3/1/46	12,060	12,604
	Halliburton Co.	3.500%	8/1/23	78,795	81,426
	Noble Energy Inc.	4.150%	12/15/21	15,961	16,967
	Occidental Petroleum Corp.	4.100%	2/1/21	39,240	41,725
	Occidental Petroleum Corp.	2.700%	2/15/23	10,750	10,805
	Occidental Petroleum Corp.	3.400%	4/15/26	28,910	29,469
	Occidental Petroleum Corp.	4.400%	4/15/46	12,140	12,600
	Phillips 66	4.875%	11/15/44	10,800	11,483
	Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	55,000	56,014
5	Schlumberger Holdings Corp.	3.000%	12/21/20	30,755	31,478
5	Schlumberger Investment SA	2.400%	8/1/22	23,925	23,763
	Schlumberger Investment SA	3.650%	12/1/23	44,520	46,992
	Shell International Finance BV	4.375%	3/25/20	28,875	30,856
	Shell International Finance BV	3.250%	5/11/25	11,051	11,309
	Shell International Finance BV	2.875%	5/10/26	16,320	16,189
	Shell International Finance BV	4.125%	5/11/35	36,315	37,598
	Shell International Finance BV	5.500%	3/25/40	12,990	15,580
	Shell International Finance BV	4.375%	5/11/45	96,700	100,762
	Suncor Energy Inc.	5.950%	12/1/34	20,700	24,754
	Sunoco Logistics Partners Operations LP	4.400%	4/1/21	30,900	32,756
	Total Capital International SA	1.550%	6/28/17	44,415	44,414
	Total Capital International SA	2.700%	1/25/23	36,510	36,818
	Total Capital International SA	3.750%	4/10/24	41,500	44,051
	Total Capital SA	2.125%	8/10/18	42,000	42,208
	TransCanada PipeLines Ltd.	3.800%	10/1/20	47,125	49,674
	TransCanada PipeLines Ltd.	4.875%	1/15/26	47,256	53,027
	Transcanada Trust	5.300%	3/15/77	23,255	23,823
	Other Industrial (0.0%)
	Johns Hopkins University Maryland GO	4.083%	7/1/53	26,970	28,566

	Technology (1.4%)
	Apple Inc.	2.850%	5/6/21	44,000	45,380
	Apple Inc.	3.000%	2/9/24	22,535	23,017
	Apple Inc.	3.450%	5/6/24	39,950	41,757
	Apple Inc.	2.850%	5/11/24	44,990	45,249
	Apple Inc.	3.250%	2/23/26	37,631	38,556
	Apple Inc.	2.450%	8/4/26	43,466	41,704
	Apple Inc.	3.350%	2/9/27	55,925	57,235
	Apple Inc.	3.200%	5/11/27	39,185	39,725
	Apple Inc.	3.850%	5/4/43	17,000	16,827
	Apple Inc.	4.450%	5/6/44	5,075	5,473
	Apple Inc.	3.850%	8/4/46	36,890	36,299
	Applied Materials Inc.	3.300%	4/1/27	31,840	32,489
5	Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	54,015	55,028
	Cisco Systems Inc.	4.450%	1/15/20	24,095	25,732
	Cisco Systems Inc.	2.900%	3/4/21	13,350	13,809
	Cisco Systems Inc.	2.500%	9/20/26	15,676	15,096
	Intel Corp.	2.875%	5/11/24	29,395	29,641
	Intel Corp.	4.100%	5/19/46	51,605	52,729

13

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	International Business Machines Corp.	8.375%	11/1/19	25,000	28,860
	International Business Machines Corp.	3.375%	8/1/23	70,925	74,100
	International Business Machines Corp.	3.625%	2/12/24	35,000	36,709
	International Business Machines Corp.	5.875%	11/29/32	20,240	26,095
	Microsoft Corp.	2.375%	2/12/22	24,670	25,023
	Microsoft Corp.	3.625%	12/15/23	16,000	17,045
	Microsoft Corp.	2.875%	2/6/24	70,885	72,036
	Microsoft Corp.	3.125%	11/3/25	31,615	32,361
	Microsoft Corp.	2.400%	8/8/26	53,545	51,409
	Microsoft Corp.	3.500%	2/12/35	23,520	23,450
	Microsoft Corp.	3.450%	8/8/36	65,320	63,769
	Microsoft Corp.	4.100%	2/6/37	45,385	48,280
	Microsoft Corp.	4.450%	11/3/45	14,250	15,556
	Microsoft Corp.	3.700%	8/8/46	61,115	59,278
	Microsoft Corp.	4.250%	2/6/47	91,700	97,098
	Oracle Corp.	2.500%	5/15/22	46,930	47,512
	Oracle Corp.	2.950%	5/15/25	13,635	13,666
	QUALCOMM Inc.	2.600%	1/30/23	26,010	26,059
	QUALCOMM Inc.	2.900%	5/20/24	31,285	31,172
	QUALCOMM Inc.	3.250%	5/20/27	32,775	32,697
	Transportation (0.4%)
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,595	7,867
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	21,397	22,058
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	20,891	22,469
	Burlington Northern Santa Fe LLC	3.250%	6/15/27	12,315	12,667
	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	23,178	25,554
5	ERAC USA Finance LLC	2.350%	10/15/19	27,135	27,230
5	ERAC USA Finance LLC	4.500%	8/16/21	9,295	9,934
5	ERAC USA Finance LLC	7.000%	10/15/37	32,995	41,621
5	ERAC USA Finance LLC	5.625%	3/15/42	10,000	11,037
	Federal Express Corp. 1998 Pass Through Trust	6.720%	1/15/22	19,790	21,698
	FedEx Corp.	2.700%	4/15/23	23,430	23,438
	FedEx Corp.	4.900%	1/15/34	10,610	11,689
	FedEx Corp.	3.875%	8/1/42	5,095	4,754
	FedEx Corp.	4.100%	4/15/43	20,500	19,824
	FedEx Corp.	5.100%	1/15/44	18,015	19,882
	Kansas City Southern	4.950%	8/15/45	33,985	36,172
	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	15,372	16,928
	United Parcel Service Inc.	2.450%	10/1/22	17,950	18,189
	United Parcel Service Inc.	4.875%	11/15/40	14,815	17,215
					10,864,004
Utilities (2.1%)
	Electric (2.0%)
	Alabama Power Co.	5.700%	2/15/33	15,000	17,795
	Alabama Power Co.	3.750%	3/1/45	24,430	23,800
	Ameren Illinois Co.	6.125%	12/15/28	54,000	65,304
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	43,116	54,882
	Berkshire Hathaway Energy Co.	6.500%	9/15/37	10,301	13,746
	Commonwealth Edison Co.	4.350%	11/15/45	8,130	8,722
	Connecticut Light & Power Co.	5.650%	5/1/18	13,655	14,156
	Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	11,278	12,163
	Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	36,735	40,303
	Consolidated Edison Co. of New York Inc.	4.625%	12/1/54	51,625	56,448
	Delmarva Power & Light Co.	3.500%	11/15/23	11,816	12,399
	Dominion Energy Inc.	2.962%	7/1/19	18,210	18,482
	Dominion Energy Inc.	2.579%	7/1/20	23,655	23,846
	Dominion Energy Inc.	3.625%	12/1/24	29,400	30,092
	Dominion Resources Inc.	5.200%	8/15/19	19,250	20,536
	DTE Energy Co.	3.800%	3/15/27	9,550	9,835
	Duke Energy Carolinas LLC	5.250%	1/15/18	9,000	9,200
	Duke Energy Carolinas LLC	5.100%	4/15/18	18,235	18,805
	Duke Energy Carolinas LLC	3.900%	6/15/21	50,025	53,362
	Duke Energy Corp.	2.650%	9/1/26	11,775	11,207

14

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Duke Energy Corp.	4.800%	12/15/45	44,700	48,565
	Duke Energy Corp.	3.750%	9/1/46	9,940	9,330
	Duke Energy Florida LLC	6.350%	9/15/37	8,000	10,647
	Duke Energy Florida LLC	6.400%	6/15/38	27,055	36,782
	Duke Energy Progress LLC	6.300%	4/1/38	14,705	19,527
	Duke Energy Progress LLC	4.200%	8/15/45	32,825	34,426
	Entergy Louisiana LLC	3.120%	9/1/27	14,935	15,016
	Eversource Energy	4.500%	11/15/19	3,535	3,743
	Eversource Energy	3.150%	1/15/25	5,025	5,056
	Florida Power & Light Co.	5.650%	2/1/35	50,000	61,359
	Florida Power & Light Co.	4.950%	6/1/35	10,000	11,631
	Florida Power & Light Co.	5.650%	2/1/37	5,000	6,288
	Florida Power & Light Co.	5.950%	2/1/38	39,215	50,526
5	Fortis Inc.	3.055%	10/4/26	28,565	27,631
	Georgia Power Co.	5.400%	6/1/18	38,660	40,056
	Georgia Power Co.	3.250%	3/30/27	15,475	15,464
	Georgia Power Co.	5.950%	2/1/39	16,822	20,645
	Georgia Power Co.	4.750%	9/1/40	9,893	10,478
	Georgia Power Co.	4.300%	3/15/42	30,375	30,732
	Great Plains Energy Inc.	3.150%	4/1/22	11,860	12,061
	Great Plains Energy Inc.	3.900%	4/1/27	9,870	10,000
5	Massachusetts Electric Co.	5.900%	11/15/39	21,565	26,777
	MidAmerican Energy Co.	4.250%	5/1/46	3,925	4,181
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	60,000	61,470
	National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	15,255	15,424
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	40,345	40,241
	NextEra Energy Capital Holdings Inc.	3.550%	5/1/27	32,275	32,738
	Northern States Power Co.	6.250%	6/1/36	50,000	65,558
	Oglethorpe Power Corp.	5.950%	11/1/39	6,075	7,242
	Oglethorpe Power Corp.	5.250%	9/1/50	6,450	6,904
	Pacific Gas & Electric Co.	4.250%	5/15/21	11,365	12,147
	Pacific Gas & Electric Co.	3.850%	11/15/23	17,950	19,118
	Pacific Gas & Electric Co.	3.750%	2/15/24	12,250	12,972
	Pacific Gas & Electric Co.	5.125%	11/15/43	11,255	13,387
	PacifiCorp	2.950%	6/1/23	29,675	30,308
	PacifiCorp	5.900%	8/15/34	12,500	15,169
	PacifiCorp	6.250%	10/15/37	36,635	48,390
	PECO Energy Co.	5.350%	3/1/18	20,545	21,105
	Potomac Electric Power Co.	6.500%	11/15/37	25,000	34,055
	Public Service Electric & Gas Co.	5.300%	5/1/18	25,100	25,968
	San Diego Gas & Electric Co.	6.000%	6/1/26	3,600	4,383
	Sierra Pacific Power Co.	3.375%	8/15/23	34,040	35,201
	South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	10,323
	South Carolina Electric & Gas Co.	6.050%	1/15/38	44,155	53,467
	South Carolina Electric & Gas Co.	5.450%	2/1/41	650	745
	South Carolina Electric & Gas Co.	4.350%	2/1/42	2,745	2,756
	South Carolina Electric & Gas Co.	4.600%	6/15/43	2,170	2,236
	South Carolina Electric & Gas Co.	4.100%	6/15/46	19,800	19,138
	South Carolina Electric & Gas Co.	5.100%	6/1/65	29,850	32,588
	Southern California Edison Co.	2.400%	2/1/22	4,295	4,314
	Southern California Edison Co.	6.000%	1/15/34	7,695	9,763
	Southern California Edison Co.	5.550%	1/15/37	50,475	61,795
	Southern California Edison Co.	5.950%	2/1/38	40,000	51,604
	Southern California Edison Co.	3.600%	2/1/45	3,560	3,461
	Southern Co.	2.450%	9/1/18	9,395	9,467
	Southern Co.	2.950%	7/1/23	48,400	48,235
	Southern Co.	3.250%	7/1/26	30,885	30,317
	Southern Co.	4.400%	7/1/46	15,635	15,558
	Virginia Electric & Power Co.	2.750%	3/15/23	34,540	34,887
	Virginia Electric & Power Co.	3.500%	3/15/27	16,025	16,605
	Virginia Electric & Power Co.	6.000%	5/15/37	1,740	2,212
	Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	21,443
	Wisconsin Public Service Corp.	6.080%	12/1/28	45,000	55,626

15

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Natural Gas (0.1%)
5	KeySpan Gas East Corp.	2.742%	8/15/26	25,345	24,627
	Nisource Finance Corp.	5.250%	2/15/43	14,588	16,600
	NiSource Finance Corp.	4.800%	2/15/44	10,370	11,218
	Sempra Energy	2.875%	10/1/22	27,530	27,656

					2,094,425

Total Corporate Bonds (Cost $20,136,530)					21,204,880

Sovereign Bonds (1.7%)
5	CDP Financial Inc.	4.400%	11/25/19	40,000	42,324
5	Electricite de France SA	4.600%	1/27/20	50,000	53,061
5	Electricite de France SA	4.875%	1/22/44	1,775	1,824
5	Electricite de France SA	4.950%	10/13/45	15,100	15,735
	Export-Import Bank of Korea	1.750%	5/26/19	75,100	74,616
	International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	49,992
	Japan Bank for International Cooperation	2.250%	2/24/20	52,670	52,829
	Japan Bank for International Cooperation	2.125%	6/1/20	32,682	32,720
6	Japan Treasury Discount Bill	0.000%	8/7/17	8,900,000	80,379
6	Japan Treasury Discount Bill	0.000%	8/14/17	8,900,000	80,381
6	Japan Treasury Discount Bill	0.000%	8/21/17	8,900,000	80,384
6	Japan Treasury Discount Bill	0.000%	8/28/17	8,850,000	79,934
5	Kingdom of Saudi Arabia	2.375%	10/26/21	31,330	30,970
	Korea Development Bank	2.875%	8/22/18	37,605	38,027
	Korea Development Bank	2.500%	3/11/20	78,800	79,019
5	Kuwait	2.750%	3/20/22	4,255	4,298
	Petroleos Mexicanos	5.500%	2/4/19	13,315	13,967
	Province of Ontario	4.000%	10/7/19	56,415	59,112
	Province of Ontario	4.400%	4/14/20	50,000	53,296
	Province of Ontario	2.500%	4/27/26	40,160	39,849
	Province of Quebec	2.500%	4/20/26	145,430	143,849
5	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	62,500	62,648
5	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	62,500	61,778
5	Sinopec Group Overseas Development 2017 Ltd.	3.000%	4/12/22	31,000	31,274
5	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	51,455	51,960
5	State Grid Overseas Investment 2016 Ltd.	2.750%	5/4/22	62,480	62,328
5	State Grid Overseas Investment 2016 Ltd.	3.500%	5/4/27	28,630	28,610
	Statoil ASA	2.250%	11/8/19	22,515	22,650
	Statoil ASA	2.900%	11/8/20	57,210	58,632
	Statoil ASA	2.750%	11/10/21	32,860	33,433
	Statoil ASA	2.450%	1/17/23	15,017	14,937
	Statoil ASA	2.650%	1/15/24	14,000	13,892
	Statoil ASA	3.700%	3/1/24	25,320	26,697
	Statoil ASA	3.250%	11/10/24	29,975	30,756
5	Temasek Financial I Ltd.	2.375%	1/23/23	45,150	44,757
	United Mexican States	3.500%	1/21/21	13,956	14,524
	United Mexican States	4.150%	3/28/27	35,579	36,684
	United Mexican States	4.750%	3/8/44	9,750	9,647

Total Sovereign Bonds (Cost $1,676,723)					1,711,773

Taxable Municipal Bonds (1.9%)
	Atlanta GA Downtown Development Authority
	Revenue	6.875%	2/1/21	5,520	6,196
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	33,765	47,760
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	7.043%	4/1/50	33,915	50,265
	California GO	5.700%	11/1/21	16,840	19,200
	California GO	7.550%	4/1/39	43,215	65,162
	California GO	7.300%	10/1/39	11,800	17,002
	California GO	7.350%	11/1/39	66,875	96,703
	California GO	7.625%	3/1/40	3,510	5,273
	California GO	7.600%	11/1/40	34,800	53,373

16

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	8,545	10,396
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	25,680	28,468
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	8,970	12,031
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	29,855	37,954
Chicago Transit Authority	6.899%	12/1/40	54,480	69,259
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	29,925	39,707
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	51,675	62,074
Grand Parkway Transportation Corp. Texas System Toll
Revenue	5.184%	10/1/42	40,435	48,200
Houston TX GO	6.290%	3/1/32	23,255	27,714
Illinois Finance Authority	4.545%	10/1/18	29,580	30,507
Illinois GO	5.100%	6/1/33	61,950	55,840
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	29,200	37,433
Kansas Development Finance Authority Revenue	4.927%	4/15/45	10,155	10,922
Kansas Development Finance Authority Revenue
(Public Employees Retirement System)	5.501%	5/1/34	50,000	57,794
Los Angeles CA Community College District GO	6.750%	8/1/49	13,625	20,397
Los Angeles CA Unified School District GO	5.750%	7/1/34	55,325	69,374
Louisville & Jefferson County KY Metropolitan Sewer
District Sewer & Drainage System Revenue	6.250%	5/15/43	19,000	25,003
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	21,685	28,211
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	22,105	27,988
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	35,285	51,920
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	4,000	5,711
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.790%	6/15/41	2,030	2,233
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	16,995	22,858
New York Metropolitan Transportation Authority
Revenue	6.814%	11/15/40	4,000	5,478
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	10,860	16,292
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	16,085	20,904
New York State Urban Development Corp. Revenue	2.100%	3/15/22	135,865	135,938
North Texas Tollway Authority System Revenue	6.718%	1/1/49	61,100	88,212
Oregon Department of Transportation Highway User
Tax Revenue	5.834%	11/15/34	25,930	33,386
Oregon GO	5.902%	8/1/38	19,510	24,865
Oregon School Boards Association GO	5.528%	6/30/28	50,000	58,233
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	12,735	15,366
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	10,455	13,357
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	53,000	56,964
Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	21,985	24,952
Regents of the University of California Revenue	3.063%	7/1/25	49,360	49,915
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	11,890	15,381
Stanford University	6.875%	2/1/24	34,745	43,387
Stanford University	7.650%	6/15/26	29,000	40,101
University of California	3.931%	5/15/45	22,370	22,628
University of California Regents Medical Center
Revenue	6.548%	5/15/48	18,650	25,118
University of California Regents Medical Center
Revenue	6.583%	5/15/49	31,110	41,945
University of California Revenue	4.601%	5/15/31	21,975	24,458
University of California Revenue	5.770%	5/15/43	24,325	30,940
University of California Revenue	4.765%	5/15/44	5,980	6,337

Total Taxable Municipal Bonds (Cost $1,693,019)				1,937,085

17

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2017

					Market
					Value
		Coupon		Shares	($000)
Temporary Cash Investments (3.8%)
Money Market Fund (0.6%)
8,9	Market Liquidity Fund	1.040%		5,835	583,650

				Face
			Maturity	Amount
			Date	($000)
Repurchase Agreements (1.2%)
	Bank of America Securities, LLC(Dated 5/31/17,
	Repurchase Value $36,401,000 collateralized by
	Federal Farm Credit Bank 1.740%-3.820%, 11/20/20-
	3/20/37, Federal Home Loan Bank 2.700%-3.470%,
	3/14/31-9/8/36, with a value of $37,128,000)	0.810%	6/1/17	36,400	36,400
	Citigroup Global Markets Inc.(Dated 5/31/17,
	Repurchase Value $36,401,000 collateralized by U.S.
	Treasury Note/Bond 0.750%-3.125%, 9/30/18-
	5/15/21, with a value of $276,726,000)	0.790%	6/1/17	271,300	271,300
	Deutsche Bank Securities, Inc.(Dated 5/31/17,
	Repurchase Value $37,101,000 collateralized by U.S.
	Treasury Note/Bond 1.375%, 12/31/18, with a value
	of $37,842,000)	0.810%	6/1/17	37,100	37,100
	HSBC Bank USA(Dated 5/31/17, Repurchase Value
	$75,002,000 collateralized by U.S. Treasury
	Note/Bond 1.625%, 3/31/19, with a value of
	$76,503,000)	0.770%	6/1/17	75,000	75,000
	HSBC Bank USA(Dated 5/31/17, Repurchase Value
	$19,100,000 collateralized by Federal National
	Mortgage Assn. 4.000%, 5/1/47, with a value of
	$19,488,000)	0.780%	6/1/17	19,100	19,100
	RBC Capital Markets LLC(Dated 5/31/17, Repurchase
	Value $213,205,000 collateralized by Federal Home
	Loan Mortgage Corp. 2.494%-3.494%, 4/1/41-2/1/47,
	Federal National Mortgage Assn. 2.243%-6.000%,
	4/1/22-5/1/47, Government National Mortgage Assn.
	4.000%, 4/20/47, with a value of $217,464,000)	0.790%	6/1/17	213,200	213,200
	TD Securities (USA) LLC(Dated 5/31/17, Repurchase
	Value $446,710,000 collateralized by Federal National
	Mortgage Assn. 2.500%-4.500%, 11/1/25-5/1/46,
	U.S. Treasury Note/Bond 1.500%-2.875%, 10/31/19-
	5/15/43, with a value of $455,634,000)	0.790%	6/1/17	446,700	446,700
	Wells Fargo & Co.(Dated 5/31/17, Repurchase Value
	$150,003,000 collateralized by Federal Home Loan
	Mortgage Corp. 3.500%, 2/1/47, Federal National
	Mortgage Assn. 3.500%, 2/1/47, with a value of
	$153,000,000)	0.820%	6/1/17	150,000	150,000
					1,248,800
U.S. Government and Agency Obligations (0.1%)
7	Federal Home Loan Bank Discount Notes	0.771%	6/14/17	35,000	34,990
7	Federal Home Loan Bank Discount Notes	0.781%	6/23/17	65,000	64,968
					99,958
Commercial Paper (1.9%)
	Abbey National North	0.911%	6/21/17	100,000	99,944
10	Apple Inc.	0.821%	6/16/17	145,588	145,534
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	0.951%	6/16/17	100,000	99,957
10	BK Nederlandse Gemeenten	0.971%	6/28/17	250,000	249,795
	BNP Paribas (New York Branch)	0.921%	6/20/17	150,000	149,920

18

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2017

					Market
			Maturity		Value
		Coupon	Date	Shares	($000)
10	BPCE SA	0.921%	6/20/17	150,000	149,922
10	Canadian Imperial Holdings Inc.	0.911%	6/29/17	100,000	99,919
	Credit Agricole CIB (New York)	0.921%	6/2/17	50,000	49,997
	Credit Agricole CIB (New York)	0.910%	6/20/17	50,000	49,974
10	DNB Bank ASA	0.921%	6/21/17	150,000	149,916
	Exxon Mobil Corp.	0.831%	6/2/17	114,000	113,994
10	KFW	0.921%	6/22/17	100,000	99,942
10	PepsiCo Inc.	0.810%	6/9/17	50,000	49,989
10	PepsiCo Inc.	0.810%	6/16/17	130,000	129,944
10	Societe Generale SA	0.900%	6/20/17	50,000	49,975
10	Wal-Mart Stores, Inc.	0.831%	6/5/17	73,000	72,991
10	Wal-Mart Stores, Inc.	0.820%	6/7/17	147,000	146,975

					1,908,688

Total Temporary Cash Investments (Cost $3,841,158)					3,841,096
Total Investments (100.1%) (Cost $76,316,861)					100,238,729
Conventional Mortgage-Backed Securities – Sale Commitments (-0.2%)
[3,4] Freddie Mac Gold Pool		3.000%	6/1/47	(249,200)	(250,212)

Total Conventional Mortgage-Backed Securities – Sale Commitments (Proceeds $247,448)					(250,212)
Other Assets and Liabilities—Net (0.1%)					83,087

Net Assets (100%)					100,071,604

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $557,568,000.
* Non-income-producing security.
1 Securities with a value of $4,729,000 have been segregated as collateral for open forward currency contracts.
2 Securities with a value of $2,272,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2017, the aggregate value of these securities was $4,549,665,000, representing 4.5% of net assets.
6 Face amount denominated in Japanese yen.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
9 Includes $583,515,000 of collateral received for securities on loan.
10 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other "accredited investors." At May 31, 2017, the aggregate value of these securities was
$1,344,902,000, representing 1.3% of net assets.
ADR—American Depositary Receipt.
GO—General Obligation Bond.

19

© 2017 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA212 072017

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: July 18, 2017
VANGUARD WELLINGTON FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: July 18, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.